                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21494
                                              -----------------------

                        Nuveen Floating Rate Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: July 31
                                              -------------------

                  Date of reporting period: July 31, 2007
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                                   Annual Report
                                                                   JULY 31, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN SENIOR
                                                     INCOME FUND
                                                     NSL

                                                     NUVEEN FLOATING
                                                     RATE INCOME FUND
                                                     JFR

                                                     NUVEEN FLOATING
                                                     RATE INCOME
                                                     OPPORTUNITY FUND
                                                     JRO

         High Current Income from Portfolios of Senior Corporate Loans

                                                         NUVEEN INVESTMENTS LOGO

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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
September 14, 2007

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      NSL, JFR, JRO

The Fund's investment portfolio is managed by Gunther Stein and Lenny Mason of Symphony Asset Management, LLC, an affiliate of Nuveen Investments. Gunther and Lenny have more than 25 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt. Here Gunther and Lenny talk about their management strategies and the performance of the Funds for the twelve-month period ended July 31, 2007.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS OVER THE COURSE OF THE TWELVE-MONTH PERIOD ENDED JULY 31, 2007?

During the twelve-month period ended July 31, 2007, the loan market experienced a reversal as strength through the first three quarters of the period was followed by a decline in loan prices through the end of July. For the first nine months the loan market was robust, with record levels of new loan issuance, tightening of credit spreads, and record inflows into the leveraged loan asset class. Market sentiment began to shift, however, during the second quarter of 2007 as liquidity concerns and a large pipeline of new institutional loan issuance created a supply/demand imbalance in the market resulting in downward pressure on loans. On July 31st, the CSFB Leveraged Loan Index, which had returned 56 consecutive months of positive returns, posted its largest monthly loss since inception, returning -3.32% for July. This was an unprecedented level of volatility for the loan market. To put it in perspective, in the 186 months that the CSFB Leveraged Loan Index had existed previous to July (January 1992 through June 2007), it had moved by more than one point (either positively or negatively) a total of only nine times. Of those nine observations, only once was the move larger than 2 points (in October 1993 it declined by 2.1 points). What made this event unique, however, is that unlike previous market dislocations, volatility was not directly related to defaults or credit fundamentals and was primarily technical in nature. For example, technicals such as supply and demand imbalances drove market activity not fundamental factors such as the slowing down of the economy.

While the first nine months of the period ended July 31, 2007, were best characterized by the record level of new loan issuance from M&A and LBO activity, as well as a strong demand for new loans fueled substantially by structured credit products (Collateralized Loan Obligations or CLOs), the last three months were sharply different. As investors became concerned by

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

negative headlines in the asset-backed and mortgage markets, CLOs (which are believed to have been responsible for purchasing a large share of loan issuance) were forced to the sidelines. This left over an estimated $200 billion of new loans in the Wall Street pipeline with few buyers. Putting additional pressure on prices were institutional investors who sold loans either due to mark-to-market losses or to fund redemptions.

These factors, coupled with technically driven market activity, created new opportunity in the market in August. Although loans seem to have found some support at current levels, we still expect volatility to remain in the short term as fears over liquidity linger in the credit market. Despite our cautious approach, we remain focused on uncovering new opportunities through fundamental research and an awareness of trends in the overall market.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE TWELVE-MONTH PERIOD ENDED JULY 31, 2007?

Throughout the twelve-month period ended July 31, 2007, we continued to manage the portfolios using fundamental analysis to select senior loans that we believed offered strong asset coverage and attractive risk-adjusted returns. During this period, we avoided many smaller loans that were done to finance leveraged buyouts. We didn't believe that there was sufficient incremental spread in many small loans to compensate for potential illiquidity and volatility if earnings of the companies issuing them should become challenged. Throughout the year we focused on adding quality senior loans at par. Given the elevated trading levels of the marketplace we focused on the new issue market to buy these senior loans. We also continued to avoid the vast majority of second lien loans. Similar to smaller loans, we didn't believe that second lien loans offered sufficient additional yield to compensate investors for potentially increased volatility and lower recovery rates associated with credit fundamentals.

Although the performance of all three portfolios suffered as a result of the broad-based sell-off in loans, we believe that a technical correction may provide an opportunity to buy good loans at attractive prices.

HOW DID THE FUNDS PERFORM OVER THE TWELVE-MONTH PERIOD ENDED JULY 31, 2007?

Fund performance results, as well as the performance of a comparative benchmark, are presented in the accompanying table.

Cumulative Total Returns on Net Asset Value
For the 12-month period ended 7-31-07

NSL                                 4.39%
JFR                                 2.33%
JRO                                 2.73%
CSFB LEVERAGED LOAN INDEX(1)        3.42%


--------------------------------------------------------------------------------
Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. For more information, please see the individual Performance Overview pages in this report.
1 The CSFB Leveraged Loan Index is a representative, unmanaged index of tradable, senior, U.S. dollar-denominated leveraged loans. It is not possible to invest directly in an Index.
--------------------------------------------------------------------------------

Over the twelve-month reporting period, NSL outperformed the unmanaged, unleveraged CSFB Leveraged Loan Index. JFR and JFO underperformed the CSFB index during this period.

During the first half of the period ended July 31, 2007, certain names contributed upside performance in all three Funds' while the second half of the period was better characterized by broad moves across the asset class, as bank loans sold off significantly during the final months of the period. All three Funds benefited in the first half of the period from the strong performance of their holdings in Federal Mogul, a global supplier of automotive parts. The Federal Mogul term loan traded up due to continued expectation that the company will emerge out of bankruptcy soon due to their steady operations and improving financial results. The Funds also benefited from positions in Aladdin Gaming, a resort and gaming company, which were paid off during the period. In addition, NSL's returns benefited from its holdings in Norwood, a supplier of hard good promotional products.

In the second half of the period, Fund performance was primarily negatively affected by the general performance of the broader portfolio. As a result of the broad sell-off in loans late in the reporting period, which was caused by technical factors discussed above rather than fundamentals, all three Funds experienced downside pressure across their portfolio. There were no individual company-specific events that materially negatively impacted performance. This was characteristic of the loan market in general, which has been influenced more by technical trends in recent months, rather than fundamental economic or company-specific factors. Default rates remain relatively low compared to historical levels.

Distribution and Share Price
                                                                     INFORMATION

Each of these Funds uses financial leverage in an effort to enhance its distribution-paying capabilities. While this strategy adds volatility to a Fund's net asset value (NAV) and share price, it generally works to enhance the amount of income a Fund has to distribute to its common shareholders, as long as the distribution rates the Fund pays to its preferred shareholders are less than the interest rates the Fund receives from its portfolio of loans. This leveraging strategy continued to make a positive contribution to each Fund's return over this period.

Since each of these Funds invests in adjustable rate loans, their income streams typically can be expected to rise or fall over time to reflect the movement of shorter-term interest rates. These rates generally were rising over this twelve-month reporting period ended July 31, 2007, and this led to three distribution increases in NSL, JFR and JRO.

All of these Funds seek to pay dividends at rates that reflect each Fund's past results, and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII), which is part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2007, NSL, JFR and JRO had positive UNII balances for both financial statement purposes and for tax purposes.

As of July 31, 2007, JFR and JRO traded at discounts to their NAVs, and NSL traded at a premium to its NAV as shown below.

------------------------------------------------------------------------------------------
                                                               7/31/07    12-Month Average
                                                      Premium/Discount    Premium/Discount
------------------------------------------------------------------------------------------
 NSL                                                             1.00%               1.07%
 JFR                                                            -1.53%              -1.69%
 JRO                                                            -0.68%              -0.63%
------------------------------------------------------------------------------------------

       NSL
       PERFORMANCE                     Nuveen Senior
       OVERVIEW                        Income Fund
                                              as of 7-31-07

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PORTFOLIO ALLOCATION PIE CHART)

Other                                                                             0.4
Short-Term Investments                                                            2.7
Corporate Bonds                                                                   5.1
Variable Rate Senior Loan Interests                                              91.8

2006-2007 MONTHLY DIVIDENDS PER SHARE
     (MONTHLY DISTRIBUTIONS BAR CHART)

Aug                                                                             0.0535
Sep                                                                             0.0565
Oct                                                                             0.0565
Nov                                                                             0.0565
Dec                                                                             0.0585
Jan                                                                             0.0585
Feb                                                                             0.0585
Mar                                                                             0.0615
Apr                                                                             0.0615
May                                                                             0.0615
Jun                                                                             0.0615
Jul                                                                             0.0615

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

8/01/06                                                                         8.1400
                                                                                8.1000
                                                                                8.1600
                                                                                8.1200
                                                                                8.2000
                                                                                8.2800
                                                                                8.3300
                                                                                8.2600
                                                                                8.2800
                                                                                8.3300
                                                                                8.3500
                                                                                8.1400
                                                                                8.0000
                                                                                8.2000
                                                                                8.1900
                                                                                8.2700
                                                                                8.2800
                                                                                8.2000
                                                                                8.2600
                                                                                8.3700
                                                                                8.2800
                                                                                8.4100
                                                                                8.4792
                                                                                8.5000
                                                                                8.5500
                                                                                8.5700
                                                                                8.7000
                                                                                8.7500
                                                                                8.8000
                                                                                8.7500
                                                                                8.7500
                                                                                8.7500
                                                                                8.9000
                                                                                8.7700
                                                                                8.7100
                                                                                8.8500
                                                                                8.8200
                                                                                8.7900
                                                                                8.7900
                                                                                8.8400
                                                                                8.9300
                                                                                8.8700
                                                                                8.9700
                                                                                8.9500
                                                                                8.9800
                                                                                8.9100
                                                                                9.0500
                                                                                9.0000
                                                                                8.6700
                                                                                8.9600
                                                                                8.7600
                                                                                8.3500
                                                                                8.0500
7/31/07                                                                         8.0799


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                              $8.08
-------------------------------------------------------------------------------------
Common Share
Net Asset Value                                                                 $8.00
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                       1.00%
-------------------------------------------------------------------------------------
Latest Dividend                                                               $0.0615
-------------------------------------------------------------------------------------
Market Yield                                                                    9.13%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $238,779
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 10/26/99)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                             7.79%        4.39%

-------------------------------------------------------------------------------------
5-Year                                                             9.89%        9.23%

-------------------------------------------------------------------------------------
Since
Inception                                                          5.41%        6.12%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Media                                                                           15.7%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    8.2%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 6.0%
-------------------------------------------------------------------------------------
Specialty Retail                                                                 5.2%
-------------------------------------------------------------------------------------
Building Products                                                                4.4%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           4.4%
-------------------------------------------------------------------------------------
Auto Components                                                                  3.6%
-------------------------------------------------------------------------------------
Containers & Packaging                                                           2.9%
-------------------------------------------------------------------------------------
Machinery                                                                        2.7%
-------------------------------------------------------------------------------------
Airlines                                                                         2.6%
-------------------------------------------------------------------------------------
Wireless Telecommunication Services                                              2.6%
-------------------------------------------------------------------------------------
Commercial Services & Supplies                                                   2.5%
-------------------------------------------------------------------------------------
Metals & Mining                                                                  2.5%
-------------------------------------------------------------------------------------
Chemicals                                                                        2.4%
-------------------------------------------------------------------------------------
Paper & Forest Products                                                          2.4%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      2.3%
-------------------------------------------------------------------------------------
Semiconductors & Equipment                                                       2.2%
-------------------------------------------------------------------------------------
Road & Rail                                                                      2.0%
-------------------------------------------------------------------------------------
Real Estate Management & Development                                             1.8%
-------------------------------------------------------------------------------------
Household Products                                                               1.5%
-------------------------------------------------------------------------------------
Insurance                                                                        1.5%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              1.4%
-------------------------------------------------------------------------------------
Food Products                                                                    1.4%
-------------------------------------------------------------------------------------
Electric Utilities                                                               1.3%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           2.7%
-------------------------------------------------------------------------------------
Other                                                                           13.8%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

------------------------------------------------------------------------------------
Norwood Promotional Products                                                    2.5%
------------------------------------------------------------------------------------
Federal-Mogul Corporation                                                       2.4%
------------------------------------------------------------------------------------
Swift Transportation                                                            2.0%
------------------------------------------------------------------------------------
Univision Communications                                                        1.8%
------------------------------------------------------------------------------------
Tribune Company                                                                 1.7%
------------------------------------------------------------------------------------


       JFR                             Nuveen Floating
       PERFORMANCE                     Rate Income
       OVERVIEW                        Fund
                                              as of 7-31-07

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PORTFOLIO ALLOCATION PIE CHART)

Other                                                                             0.10
Short-Term Investments                                                            0.40
Corporate Bonds                                                                   6.70
Variable Rate Senior Loan Interests                                              92.80

2006-2007 MONTHLY DIVIDENDS PER SHARE
     (MONTHLY DISTRIBUTIONS BAR CHART)

Aug                                                                               0.09
Sep                                                                              0.095
Oct                                                                              0.095
Nov                                                                              0.095
Dec                                                                              0.098
Jan                                                                              0.098
Feb                                                                              0.098
Mar                                                                             0.1005
Apr                                                                             0.1005
May                                                                             0.1005
Jun                                                                             0.1005
Jul                                                                             0.1005

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

8/01/06                                                                          13.15
                                                                                 13.14
                                                                                 13.04
                                                                                 12.93
                                                                                 13.02
                                                                                 13.14
                                                                                 13.22
                                                                                 13.17
                                                                                 13.22
                                                                                 13.20
                                                                                 13.25
                                                                                 13.10
                                                                                 13.19
                                                                                 13.28
                                                                                 13.24
                                                                                 13.31
                                                                                 13.25
                                                                                 13.33
                                                                                 13.44
                                                                                 13.49
                                                                                 13.47
                                                                                 13.46
                                                                                 13.58
                                                                                 13.75
                                                                                 13.84
                                                                                 13.85
                                                                                 13.94
                                                                                 14.23
                                                                                 14.21
                                                                                 14.18
                                                                                 14.13
                                                                                 13.85
                                                                                 14.06
                                                                                 13.99
                                                                                 14.15
                                                                                 14.07
                                                                                 14.35
                                                                                 14.40
                                                                                 14.38
                                                                                 14.36
                                                                                 14.31
                                                                                 14.37
                                                                                 14.39
                                                                                 14.52
                                                                                 14.46
                                                                                 14.29
                                                                                 14.40
                                                                                 14.59
                                                                                 14.25
                                                                                 14.36
                                                                                 13.99
                                                                                 13.17
                                                                                 12.62
7/31/07                                                                          12.88


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                             $12.88
-------------------------------------------------------------------------------------
Common Share
Net Asset Value                                                                $13.08
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -1.53%
-------------------------------------------------------------------------------------
Latest Dividend                                                               $0.1005
-------------------------------------------------------------------------------------
Market Yield                                                                    9.36%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $619,843
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/04)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                             6.69%        2.33%

-------------------------------------------------------------------------------------
Since
Inception                                                          2.57%        4.21%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Media                                                                           17.6%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    7.9%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 6.4%
-------------------------------------------------------------------------------------
Chemicals                                                                        6.1%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           5.9%
-------------------------------------------------------------------------------------
Building Products                                                                4.5%
-------------------------------------------------------------------------------------
Specialty Retail                                                                 3.9%
-------------------------------------------------------------------------------------
Semiconductors & Equipment                                                       3.4%
-------------------------------------------------------------------------------------
Containers & Packaging                                                           2.9%
-------------------------------------------------------------------------------------
Road & Rail                                                                      2.8%
-------------------------------------------------------------------------------------
Auto Components                                                                  2.7%
-------------------------------------------------------------------------------------
Commercial Services & Supplies                                                   2.7%
-------------------------------------------------------------------------------------
Paper & Forest Products                                                          2.4%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   2.2%
-------------------------------------------------------------------------------------
Real Estate Management & Development                                             2.2%
-------------------------------------------------------------------------------------
IT Services                                                                      2.1%
-------------------------------------------------------------------------------------
Electric Utilities                                                               1.9%
-------------------------------------------------------------------------------------
Airlines                                                                         1.6%
-------------------------------------------------------------------------------------
Insurance                                                                        1.5%
-------------------------------------------------------------------------------------
Software                                                                         1.4%
-------------------------------------------------------------------------------------
Independent Power Producers & Energy Traders                                     1.2%
-------------------------------------------------------------------------------------
Wireless Telecommunication Services                                              1.2%
-------------------------------------------------------------------------------------
Household Products                                                               1.1%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           0.4%
-------------------------------------------------------------------------------------
Other                                                                           14.0%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

------------------------------------------------------------------------------------
Tribune Company                                                                 2.8%
------------------------------------------------------------------------------------
Univision Communications                                                        2.6%
------------------------------------------------------------------------------------
Swift Transportation                                                            2.5%
------------------------------------------------------------------------------------
Intelsat, Ltd.                                                                  2.2%
------------------------------------------------------------------------------------
Graham Packaging Company, L.P.                                                  1.8%
------------------------------------------------------------------------------------


       JRO                             Nuveen Floating
       PERFORMANCE                     Rate Income
       OVERVIEW                        Opportunity Fund
                                              as of 7-31-07

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PORTFOLIO ALLOCATION PIE CHART)

Other                                                                             0.10
Short-Term Investments                                                            3.70
Corporate Bonds                                                                   9.00
Variable Rate Senior Loan Interests                                              87.20

2006-2007 MONTHLY DIVIDENDS PER SHARE
     (MONTHLY DISTRIBUTIONS BAR CHART)

Aug                                                                              0.095
Sep                                                                             0.0985
Oct                                                                             0.0985
Nov                                                                             0.0985
Dec                                                                             0.1015
Jan                                                                             0.1015
Feb                                                                             0.1015
Mar                                                                             0.1045
Apr                                                                             0.1045
May                                                                             0.1045
Jun                                                                             0.1045
Jul                                                                             0.1045

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

8/01/06                                                                         13.350
                                                                                13.340
                                                                                13.220
                                                                                13.030
                                                                                13.130
                                                                                13.260
                                                                                13.410
                                                                                13.440
                                                                                13.500
                                                                                13.510
                                                                                13.540
                                                                                13.430
                                                                                13.590
                                                                                13.760
                                                                                13.760
                                                                                13.820
                                                                                13.770
                                                                                13.660
                                                                                13.600
                                                                                13.700
                                                                                13.650
                                                                                13.770
                                                                                13.810
                                                                                13.990
                                                                                14.080
                                                                                14.040
                                                                                14.020
                                                                                14.260
                                                                                14.390
                                                                                14.220
                                                                                14.210
                                                                                14.070
                                                                                14.180
                                                                                14.029
                                                                                14.060
                                                                                14.150
                                                                                14.360
                                                                                14.380
                                                                                14.380
                                                                                14.490
                                                                                14.590
                                                                                14.650
                                                                                14.650
                                                                                14.720
                                                                                14.760
                                                                                14.540
                                                                                14.760
                                                                                14.860
                                                                                14.280
                                                                                14.530
                                                                                14.040
                                                                                13.390
                                                                                12.770
7/31/07                                                                         13.050


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                             $13.05
-------------------------------------------------------------------------------------
Common Share
Net Asset Value                                                                $13.14
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -0.68%
-------------------------------------------------------------------------------------
Latest Dividend                                                               $0.1045
-------------------------------------------------------------------------------------
Market Yield                                                                    9.61%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $373,366
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 7/27/04)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                             7.13%        2.73%

-------------------------------------------------------------------------------------
Since
Inception                                                          2.94%        4.49%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Media                                                                           18.2%
-------------------------------------------------------------------------------------
Diversified
Telecommunication Services                                                       8.1%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 5.9%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    5.0%
-------------------------------------------------------------------------------------
Chemicals                                                                        4.7%
-------------------------------------------------------------------------------------
Building Products                                                                4.3%
-------------------------------------------------------------------------------------
Containers & Packaging                                                           4.0%
-------------------------------------------------------------------------------------
Specialty Retail                                                                 3.7%
-------------------------------------------------------------------------------------
Semiconductors & Equipment                                                       3.6%
-------------------------------------------------------------------------------------
Road & Rail                                                                      3.2%
-------------------------------------------------------------------------------------
Real Estate Management & Development                                             2.5%
-------------------------------------------------------------------------------------
Paper & Forest Products                                                          2.4%
-------------------------------------------------------------------------------------
Airlines                                                                         2.1%
-------------------------------------------------------------------------------------
Electric Utilities                                                               2.1%
-------------------------------------------------------------------------------------
Auto Components                                                                  2.0%
-------------------------------------------------------------------------------------
IT Services                                                                      1.9%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   1.9%
-------------------------------------------------------------------------------------
Software                                                                         1.9%
-------------------------------------------------------------------------------------
Commercial Services & Supplies                                                   1.7%
-------------------------------------------------------------------------------------
Household Products                                                               1.4%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      1.2%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           3.7%
-------------------------------------------------------------------------------------
Other                                                                           14.5%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

------------------------------------------------------------------------------------
Intelsat, Ltd.                                                                  2.9%
------------------------------------------------------------------------------------
Swift Transportation                                                            2.5%
------------------------------------------------------------------------------------
Cablevision Systems Corporation                                                 2.4%
------------------------------------------------------------------------------------
Univision Communications                                                        2.4%
------------------------------------------------------------------------------------
Vanguard Health Holding Company, LLC                                            2.3%
------------------------------------------------------------------------------------


Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     THE BOARD OF TRUSTEES AND SHAREHOLDERS
     NUVEEN SENIOR INCOME FUND
     NUVEEN FLOATING RATE INCOME FUND
     NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund and Nuveen Floating Rate Income Opportunity Fund (the "Funds"), as of July 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods after July 31, 2003. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Nuveen Senior Income Fund for the year ended July 31, 2003 was audited by other auditors whose report dated September 18, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund and Nuveen Floating Rate Income Opportunity Fund at July 31, 2007, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods after July 31, 2003 in conformity with U.S. generally accepted accounting principles.

(ERNST & YOUNG LLP LOGO)

Chicago, Illinois
September 24, 2007

         NSL
          Nuveen Senior Income Fund
          Portfolio of INVESTMENTS
                                               July 31, 2007

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (2)    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 148.6% (91.8% OF TOTAL INVESTMENTS) (4)
               AEROSPACE & DEFENSE - 2.3% (1.4% OF TOTAL INVESTMENTS)
 $    2,515    Midwestern Aircraft (Spirit Aerosystems Inc.)          7.110%        12/31/11            BBB-      $    2,527,499
                Term Loan B
      2,397    Vought Aircraft Industries, Inc., Term Loan            7.830%        12/22/11             Ba2           2,378,816
        545    Vought Aircraft Industries, Inc., Tranche B,           7.820%        12/22/10             Ba2             541,364
                Letter of Credit
--------------------------------------------------------------------------------------------------------------------------------
      5,457    Total Aerospace & Defense                                                                               5,447,679
--------------------------------------------------------------------------------------------------------------------------------
               AIRLINES - 4.2% (2.6% OF TOTAL INVESTMENTS)
      2,000    Delta Air Lines, Inc., Second Lien Term Loan           8.610%         4/30/14               B           1,973,500
      1,890    Delta Air Lines, Inc., Term Loan                       7.360%         4/30/14             Ba2           1,840,388
      2,000    Northwest Airlines Inc., Term Loan                     7.340%         8/01/13              BB           1,956,250
      4,400    United Air Lines, Inc., Term Loan B                    7.375%         2/01/14             BB-           4,209,856
--------------------------------------------------------------------------------------------------------------------------------
     10,290    Total Airlines                                                                                          9,979,994
--------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 5.8% (3.6% OF TOTAL INVESTMENTS)
      4,224    Federal-Mogul Corporation, Term Loan A, (5)            0.000%         2/24/04             N/R           4,058,151
      5,551    Federal-Mogul Corporation, Term Loan B, (5)            7.820%         2/24/05             N/R           5,339,103
        499    Gen Tek Inc., Term Loan B                              7.320%         2/28/11             BB-             488,463
      1,737    Gen Tek Inc., Additional Term Loan B                   7.356%        12/28/11             BB-           1,701,230
      2,000    Goodyear Tire & Rubber Company, Second Lien Term       7.100%         4/30/14             Ba1           1,922,500
                Loan
      1,479    Metalforming Technologies, Inc., Term Loan A,          0.000%         9/30/07             N/R             281,039
                (5) (6)
        575    Metalforming Technologies, Inc., Term Loan B,          0.000%         9/30/07             N/R             109,299
                (PIK), (5) (6)
--------------------------------------------------------------------------------------------------------------------------------
     16,065    Total Auto Components                                                                                  13,899,785
--------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 6.4% (4.0% OF TOTAL INVESTMENTS)
        882    Atrium Companies Inc. Term Loan                        8.606%         5/31/12             BB-             841,968
      2,000    Building Materials Corporation of America,            11.125%         9/25/14               B           1,815,000
                Second Lien Term Loan
      1,990    Building Materials Corporation of America Term         8.125%         2/22/14             BB+           1,850,712
                Loan
      2,540    Euramax Domestic Term Loan                             8.375%         6/29/12              B+           2,433,236
      1,945    Nortek, Inc., Term Loan B                              7.615%         8/27/11             Ba2           1,874,494
      2,442    Stile Acquisition Corporation, Canadien Term           7.360%         4/05/07              BB           2,277,316
                Loan
      2,446    Stile Acquisition Corporation, US Term Loan B          7.360%         4/05/13              BB           2,281,206
      1,985    TFS Acquisition, Term Loan                             8.860%         8/11/13              B+           1,975,075
--------------------------------------------------------------------------------------------------------------------------------
     16,230    Total Building Products                                                                                15,349,007
--------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.7% (0.4% OF TOTAL INVESTMENTS)
      1,534    Ameritrade Holdings Corporation, Term Loan B           6.820%        12/31/12             Ba1           1,501,149
                Facility
--------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 3.9% (2.4% OF TOTAL INVESTMENTS)
        400    Celanese Holdings, LLC, Term Loan Credit Linked        5.320%         4/02/13              BB             377,286
                Deposits
      1,596    Celanese Holdings, LLC, Term Loan B                    7.110%         4/02/14              BB           1,505,370
      2,978    Hexion Specialty Chemicals, Inc., Term Loan C4         7.625%         5/05/13             Ba3           2,879,802
        762    Huntsman International LLC, Term Loan                  7.070%         4/19/14             BB+             743,466
      2,000    ISP Chemco Term Loan B                                 7.125%         6/04/14             BB-           1,921,000
      1,950    Rockwood Specialties Group, Inc., Term Loan E          7.108%         7/30/12              BB           1,903,011
--------------------------------------------------------------------------------------------------------------------------------
      9,686    Total Chemicals                                                                                         9,329,935
--------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 4.1% (2.5% OF TOTAL INVESTMENTS)
      2,370    Acco Brands, Term Loan B                               7.110%         8/17/12             Ba1           2,304,825
      2,681    Allied Waste North America, New Term Loan B            7.087%         1/15/12            BBB-           2,581,457
      1,457    Allied Waste North America, LC Facility                0.000%         1/15/12            BBB-           1,399,579
        796    Rental Service Corporation, Second Lien Term           8.860%        11/27/13              B-             791,862
                Loan
      2,000    Williams Scotsman, Inc., Term Loan B                   6.820%         6/28/10             BB+           1,950,000
        681    Workflow Holdings Corporation, Term Loan               9.356%        11/30/11             BB-             657,033
--------------------------------------------------------------------------------------------------------------------------------
      9,985    Total Commercial Services & Supplies                                                                    9,684,756
--------------------------------------------------------------------------------------------------------------------------------

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (2)    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 4.7% (2.9% OF TOTAL INVESTMENTS)
 $      456    Bluegrass Container Company LLC, Delayed Draw          7.596%         6/30/13              BB      $      447,070
                1st Lien Term Loan
      1,515    Bluegrass Container Company, LLC, 2nd Lien            10.320%        12/31/13              BB           1,495,265
        485    Bluegrass Container Company, LLC, Delayed Draw,       10.320%        12/31/13               B             478,485
                2nd Lien
      1,524    Bluegrass Container Company, LLC, Term Loan B          7.599%         6/30/13              BB           1,494,155
      5,508    Graham Packaging Company, L.P., Term Loan              7.625%        10/07/11              B+           5,255,533
        437    Smurfit-Stone Container Corporation,                   7.475%        11/01/10             Ba2             427,068
                Deposit-Funded Commitment
        173    Smurfit-Stone Container Corporation, Tranche C-1       7.375%        11/01/11             Ba2             169,138
        483    Smurfit-Stone Container Corporation, Term Loan C       7.375%        11/01/11             Ba2             472,880
        996    Smurfit-Stone Container Corporation, Term Loan B       7.375%        11/01/11             Ba2             974,380
--------------------------------------------------------------------------------------------------------------------------------
     11,577    Total Containers & Packaging                                                                           11,213,974
--------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED CONSUMER SERVICES - 0.9% (0.6% OF TOTAL INVESTMENTS)
      2,290    West Corporation, Term Loan                            7.753%        10/24/13             BB-           2,207,243
--------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 2.0% (1.3% OF TOTAL INVESTMENTS)
      4,963    Neilsen Finance LLC, Term Loan                         7.607%         8/09/13             Ba3           4,841,346
--------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 7.0% (4.4% OF TOTAL INVESTMENTS)
      1,995    Cequel Communications LLC., Term Loan B                7.360%        11/05/13             BB-           1,906,721
      1,000    Charter Communications Operating, LLC, Holdco          7.860%         9/06/14              B1             956,250
                Term Loan
      1,995    Crown Castle Operating Company, Term Loan              6.839%         3/06/14            BBB-           1,880,288
      2,960    Intelsat Corporation Term Loan, WI/DD                     TBD             TBD             BB+           2,882,483
      2,000    Intelsat Corporation Unsecured Term Loan               7.855%         2/01/14              BB           1,954,108
      2,267    Level 3 Financing, Inc., Term Loan                     7.610%         3/13/14              B+           2,179,779
      5,000    Qwest Corporation, Term Loan B                         6.950%         6/30/10            BBB-           4,946,875
      5,000    WCI Capital Corporation, Term Loan B, (5) (6)          0.000%         9/30/07             N/R             108,335
--------------------------------------------------------------------------------------------------------------------------------
     22,217    Total Diversified Telecommunication Services                                                           16,814,839
--------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 2.1% (1.3% OF TOTAL INVESTMENTS)
        707    Astoria Generating Company, 1st Lien Term Loan         7.340%         2/23/13             BB-             694,834
      4,433    Calpine Corporation DIP Term Loan                      7.610%         3/29/09             N/R           4,306,799
        556    Calpine Corporation DIP Revolver, (7) (8)              0.250%         3/29/09             N/R             (13,889)
--------------------------------------------------------------------------------------------------------------------------------
      5,696    Total Electric Utilities                                                                                4,987,744
--------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.7% (0.4% OF TOTAL INVESTMENTS)
      1,496    Sensus Metering Systems Inc., Term Loan B-1            7.365%        12/17/10              BB           1,488,174
        141    Sensus Metering Systems Inc., Term Loan B-2            7.374%        12/17/10              BB             139,949
--------------------------------------------------------------------------------------------------------------------------------
      1,637    Total Electrical Equipment                                                                              1,628,123
--------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8% (0.5% OF TOTAL INVESTMENTS)
      1,980    Sensata Technologies B.V., US Term Loan                7.110%         4/27/13              BB           1,920,393
--------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 1.0% (0.6% OF TOTAL INVESTMENTS)
      2,516    Dresser, Inc., Term Loan B                             7.860%         5/04/14              B+           2,434,884
--------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 2.3% (1.4% OF TOTAL INVESTMENTS)
        465    Dole Foods Company Inc., Deposit-Funded                5.230%         4/12/13             BB-             440,698
                Commitment
      1,033    Dole Foods Company Inc., Term Loan B                   7.537%         4/12/13             BB-             979,175
      3,445    Dole Foods Company Inc., Term Loan C                   7.451%         4/12/13             BB-           3,263,917
        862    Michael Foods, Inc., Term Loan B                       7.361%        11/21/10             BB-             846,211
--------------------------------------------------------------------------------------------------------------------------------
      5,805    Total Food Products                                                                                     5,530,001
--------------------------------------------------------------------------------------------------------------------------------
               GAS UTILITIES - 0.8% (0.5% OF TOTAL INVESTMENTS)
      2,000    Energy Transfer Equity LP, Term Loan                   7.106%        11/01/12            BBB-           1,937,143
--------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 9.7% (6.0% OF TOTAL INVESTMENTS)
      3,292    Davita Inc., Term Loan B-1                             6.863%        10/05/12             BB+           3,123,773
      1,990    HCA, Inc., Term Loan                                   7.610%        11/18/13              BB           1,924,662
      1,995    Health Management Associates, Inc. Term Loan           7.110%         2/28/14             Ba2           1,945,125
      1,146    HealthSouth Corporation, Term Loan                     7.860%         3/10/14             BB-           1,118,548
        343    IASIS Healthcare, LLC, Delayed Term Loan (7)           5.703%         3/14/14             Ba2             322,363
        124    IASIS Healthcare, LLC LC Facility                      5.220%         3/14/14             Ba2             118,122
      1,354    IASIS Healthcare, LLC, Term Loan                       7.360%         3/14/14             Ba2           1,293,153
      3,930    LifeCare Holdings, Inc., Term Loan B                   8.360%         8/11/12               B           3,661,450
      2,150    Psychiatric Solutions Inc., Term Loan B                7.124%         7/01/12             BB-           2,147,447

         NSL
        Nuveen Senior Income Fund (continued)
        Portfolio of INVESTMENTS July 31, 2007

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (2)    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES (continued)
 $    2,931    Select Medical Corporation, Term Loan                  7.362%         2/24/12             Ba2      $    2,867,696
      4,884    Vanguard Health Holding Company II, LLC,               7.610%         9/23/11             Ba3           4,712,746
                Replacement Term Loan
--------------------------------------------------------------------------------------------------------------------------------
     24,139    Total Health Care Providers & Services                                                                 23,235,085
--------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 12.3% (7.6% OF TOTAL INVESTMENTS)
      4,938    24 Hour Fitness Worldwide, Inc., Term Loan B           7.870%         6/08/12             Ba3           4,888,125
      1,784    Ameristar Casinos, Inc., Term Loan B                   6.820%        11/10/12            BBB-           1,765,791
        778    CBRL Group, Inc., Term Loan B-1                        6.860%         4/28/13              BB             750,311
         61    CBRL Group, Inc., Term B-2 Delayed Draw                3.795%         4/28/13              BB              56,050
      3,920    CCM Merger, Inc., Term Loan B                          7.360%         7/13/12             BB-           3,782,826
      1,980    Cedar Fair LP, Term Loan                               7.320%         8/30/12              BB           1,915,100
      1,176    Isle of Capri Casinos, Inc., Term Loan, WI/DD             TBD             TBD             BB+           1,129,412
         71    OSI Restaurant Partners, LLC, Revolver                 5.360%         6/14/13             BB-              68,037
        929    OSI Restaurant Partners, LLC, Term Loan                7.625%         6/14/14             BB-             887,963
      3,930    Penn National Gaming, Inc., Term Loan B                7.110%        10/03/12            BBB-           3,870,559
      1,000    Quiznos Sub, Second Lien Term Loan C                  11.110%        11/05/13             N/R             970,833
         65    Seminole Gaming, Term Loan B-1 Delayed Draw, (7)       3.813%         3/05/14            BBB-              60,081
        437    Seminole Gaming, Term Loan B-2 Delayed Draw            6.875%         3/05/14            BBB-             421,397
        433    Seminole Gaming, Term Loan B-3 Delayed Draw            6.875%         3/05/14            BBB-             417,495
      1,000    Travelport LLC (aka TDS Investor Corporation)          0.000%         8/23/13               B             (45,000)
                Delayed Term Loan, (7) (8)
        268    Travelport, LC Facility                                7.860%         8/23/13             BB-             262,104
      1,334    Travelport, Term Loan                                  7.820%         8/23/13             BB-           1,306,269
        800    Venetian Casino Resort, LLC (Las Vegas Sands,          0.750%         5/23/14              BB             (33,111)
                Inc.) Delayed Term Loan, (7) (8)
      3,200    Venetian Casino Resort, LLC, Term Loan                 7.110%         5/23/14              BB           3,067,555
      2,717    Wintergames Holdings, (aka Intrawest                   7.327%        12/31/07             N/R           2,723,659
                Corporation) Term Loan
        995    Worldspan, Term Loan                                   8.608%        12/07/13             Ba3             985,050
--------------------------------------------------------------------------------------------------------------------------------
     31,816    Total Hotels, Restaurants & Leisure                                                                    29,250,506
--------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 2.1% (1.3% OF TOTAL INVESTMENTS)
      4,466    Shea Homes Inc., Term Loan                             7.360%        10/27/11             N/R           4,153,613
      1,003    William Carter Company, Term Loan B                    6.853%         7/14/12              BB             956,415
--------------------------------------------------------------------------------------------------------------------------------
      5,469    Total Household Durables                                                                                5,110,028
--------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 2.4% (1.5% OF TOTAL INVESTMENTS)
      1,811    Prestige Brands, Inc., Term Loan B                     7.630%         4/06/11             BB-           1,770,308
      3,969    Solo Cup Company, Term Loan                            8.837%         2/27/11              B1           3,879,923
--------------------------------------------------------------------------------------------------------------------------------
      5,780    Total Household Products                                                                                5,650,231
--------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.7% (1.0% OF TOTAL INVESTMENTS)
        669    Covanta Energy Corporation, Term Loan B                6.875%         2/09/14              BB             655,620
        329    Covanta Energy Corporation Synthetic Letter of         6.713%         2/09/14              BB             322,117
                Credit
        800    NRG Energy, Inc. Holdco Term Loan, (7) (8)             0.500%         2/01/13              BB             (18,800)
        966    NRG Energy Inc., Credit Linked Deposits                7.110%         2/01/13             Ba1             935,778
      2,328    NRG Energy Inc., Term Loan                             7.110%         2/01/13             Ba1           2,254,074
--------------------------------------------------------------------------------------------------------------------------------
      5,092    Total Independent Power Producers & Energy                                                              4,148,789
                Traders
--------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 2.4% (1.5% OF TOTAL INVESTMENTS)
      5,948    Conseco, Inc., Term Loan                               7.320%        10/10/13             BB-           5,724,624
--------------------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - 1.2% (0.7% OF TOTAL INVESTMENTS)
      2,985    Riverdeep Interactive Learning USA, Inc, Term          8.110%        12/20/13              B1           2,895,399
                Loan
--------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 2.1% (1.3% OF TOTAL INVESTMENTS)
      5,119    SunGard Data Systems Inc., Term Loan B                 7.356%         2/28/14              BB           4,927,137
--------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 1.1% (0.7% OF TOTAL INVESTMENTS)
      2,734    Bombardier Recreational Products Inc., Term Loan       7.860%         6/28/13              B+           2,677,785
--------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 4.3% (2.7% OF TOTAL INVESTMENTS)
      2,000    Maxim Crane Works L.P., Term Loan                      7.360%         6/29/14             BB-           1,955,000
      3,178    Navistar International Corporation, Term Loan          8.610%         1/19/12             BB-           3,042,722
      1,156    Navistar International Corporation Synthetic           7.873%         1/19/12             BB-           1,106,444
                Letter of Credit
      1,990    Oshkosh Truck Corporation, Term Loan                   7.110%        12/06/13            BBB-           1,927,035

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (2)    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               MACHINERY (continued)
 $    1,869    Rexnord Corporation, Term Loan B                       7.860%         7/19/13             Ba2      $    1,780,082
        557    Rexnord Corporation, Incremental Term Loan B-2         7.642%         7/19/13             Ba2             530,588
--------------------------------------------------------------------------------------------------------------------------------
     10,750    Total Machinery                                                                                        10,341,871
--------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 24.5% (15.2% OF TOTAL INVESTMENTS)
      4,500    American Media Operations, Inc., Term Loan B           8.590%         1/30/13              B1           4,230,000
        798    Blockbuster, Inc., Tranche A Term Loan                 8.821%         8/20/09              B+             779,774
      1,255    Blockbuster, Inc., Tranche B Term Loan                 8.640%         8/20/11              B+           1,231,350
      1,960    Cablevision Systems Corporation, Incremental           7.070%         3/29/13              BB           1,887,658
                Term Loan
      1,980    Carmike Cinemas Inc., Delayed Draw Term Loan           8.610%         5/19/12              B1           1,932,975
      1,300    Charter Communications Operating, LLC, Term Loan       7.360%         3/06/14              B+           1,238,900
      3,000    Discovery Communications Holdings, LLC, Term           7.360%         5/14/14             N/R           2,932,500
                Loan
      2,985    Idearc Inc., Term Loan                                 7.360%        11/17/14            BBB-           2,858,137
      2,000    Local TV Finance LLC, Term Loan                        7.360%         5/07/13             Ba3           1,860,000
      2,955    Metro-Goldwyn-Mayer Studios, Inc., Term Loan B         8.610%         4/08/12              B+           2,799,250
      1,907    Philadelphia Newspapers, Term Loan                     8.110%         6/29/13             N/R           1,850,247
      5,910    Primedia Inc., Term Loan                               7.570%         9/30/13              BB           5,877,680
      2,580    Regal Cinemas Corporation, Term Loan                   6.860%        10/27/13             Ba2           2,511,423
      1,562    Sun Media Corporation, Term Loan B                     7.108%         2/07/09            Baa3           1,525,072
      4,000    Thomson Learning Center, Term Loan                     8.070%         7/05/14              B+           3,768,000
      7,000    Tribune Company, Term Loan B                           8.360%         5/17/14             BB+           6,379,999
      1,867    Tribune Company, Term Loan X                           7.860%         5/17/09             BB+           1,833,334
        483    Univision Communications, Term Loan, (7) (8)           1.000%         9/29/14              B+             (35,547)
      2,000    Univision Communications, Second Lien Term Loan        7.820%         3/29/09              B3           1,954,000
      7,517    Univision Communications, Term Loan                    7.610%         9/29/14             Ba3           6,963,825
        427    Valassis Communications, Inc. Delayed Draw Term,       1.000%         3/02/14              BB             (17,600)
                (7) (8)
      1,436    Valassis Communications, Inc., Tranche B Term          7.110%         3/02/14              BB           1,376,829
                Loan
      2,892    WMG Acquisition Corp., Term Loan                       7.360%         2/28/11             Ba2           2,830,624
--------------------------------------------------------------------------------------------------------------------------------
     62,314    Total Media                                                                                            58,568,430
--------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 4.1% (2.5% OF TOTAL INVESTMENTS)
      1,990    Aleris International, Inc. Term Loan                   7.375%        12/19/13             BB-           1,868,113
      1,871    Amsted Industries Incorporated, Delayed Draw           7.360%         4/05/13              BB           1,787,167
                Term Loan
      2,575    Amsted Industries Incorporated, Term Loan              7.360%         4/05/13              BB           2,478,459
      2,000    Edgen Murray II, L.P. Term Loan                        8.110%         5/11/14               B           1,979,375
      1,920    John Maneely Company, Term Loan                        8.638%        12/08/11              B+           1,725,565
--------------------------------------------------------------------------------------------------------------------------------
     10,356    Total Metals & Mining                                                                                   9,838,679
--------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 3.8% (2.3% OF TOTAL INVESTMENTS)
        550    Big West Oil, LLC Delayed Draw Term Loan, (7)          1.500%         5/14/14              BB             (18,563)
                (8)
        450    Big West Oil LLC, Term Loan                            7.610%         5/15/14              BB             434,813
        301    Coffeyville Resources LLC, Credit Linked               8.360%        12/28/10              B+             286,883
                Deposits
      1,545    Coffeyville Resources LLC., Term Loan                  8.437%        12/28/10              B+           1,474,827
      1,000    El Paso Corporation, Letter of Credit                  7.320%         7/31/11             Ba1             965,000
        774    Targa Resources Inc., Synthetic Letter of Credit       7.350%        10/31/12              B+             767,904
      3,169    Targa Resources Inc., Term Loan B                      7.332%        10/31/12              B+           3,143,605
      2,000    Venoco Inc, Second Lien Term Loan                      9.360%         9/20/11               B           1,950,000
--------------------------------------------------------------------------------------------------------------------------------
      9,789    Total Oil, Gas & Consumable Fuels                                                                       9,004,469
--------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 3.0% (1.9% OF TOTAL INVESTMENTS)
      1,551    Georgia-Pacific Corporation, Term Loan B-2             7.110%        12/20/12             BB+           1,468,935
      3,940    Georgia-Pacific Corporation, Term Loan B               7.110%        12/20/12             BB+           3,732,445
      2,061    NewPage Corporation, Term Loan B                       7.625%         5/02/11             Ba2           2,033,136
--------------------------------------------------------------------------------------------------------------------------------
      7,552    Total Paper & Forest Products                                                                           7,234,516
--------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 1.2% (0.8% OF TOTAL INVESTMENTS)
        862    Stiefel Laboratories Inc, Delayed Draw Term Loan       7.610%        12/28/13             BB-             849,503
      1,128    Stiefel Laboratories Inc, Term Loan                    7.610%        12/28/13             BB-           1,110,647
      1,000    Stiefel Laboratories Inc, Second Lien Term Loan       10.360%         6/28/14              B-             995,000
--------------------------------------------------------------------------------------------------------------------------------
      2,990    Total Pharmaceuticals                                                                                   2,955,150
--------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUST - 1.7% (1.0% OF TOTAL INVESTMENTS)
      3,980    Landsource Holding Company LLC, Term Loan              8.110%         2/27/13             BB+           3,747,835
--------------------------------------------------------------------------------------------------------------------------------

         NSL
        Nuveen Senior Income Fund (continued)
        Portfolio of INVESTMENTS July 31, 2007

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (2)    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.9% (1.8% OF TOTAL INVESTMENTS)
 $    3,721    Capital Automotive LP., Term Loan                      7.070%        12/15/10             BB+      $    3,649,730
      3,500    LNR Property Corporation, Term Loan B                  8.110%         7/12/11              B+           3,369,375
--------------------------------------------------------------------------------------------------------------------------------
      7,221    Total Real Estate Management & Development                                                              7,019,105
--------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 3.3% (2.0% OF TOTAL INVESTMENTS)
      8,837    Swift Transportation, Term Loan                        8.375%         5/10/14             BB-           7,887,205
--------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 1.3% (0.8% OF TOTAL INVESTMENTS)
      1,355    Advanced Micro Devices, Term Loan                      7.360%        12/31/13             Ba2           1,275,153
      1,990    Freescale Semiconductor Inc., Term Loan                7.110%         3/30/14            Baa3           1,835,549
--------------------------------------------------------------------------------------------------------------------------------
      3,345    Total Semiconductors & Equipment                                                                        3,110,702
--------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 1.2% (0.7% OF TOTAL INVESTMENTS)
      2,923    Dealer Computer Services, Term Loan                    7.360%        10/26/12              BB           2,842,250
--------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 8.5% (5.2% OF TOTAL INVESTMENTS)
        983    Burlington Coat Factory Warehouse Corporation,         7.610%         5/28/11              B2             912,409
                Term Loan
        993    CSK Automotive Corporation, Term Loan                  8.375%         7/29/10             Ba3             987,556
      3,897    Michaels Stores Inc., Term Loan                        7.625%        10/31/13               B           3,657,826
      1,122    Micro Warehouse, Inc., Term Loan B, (5) (6) (9)        0.000%         1/30/07             N/R             165,826
      3,969    Norwood Promotional Products, Term Loan A             11.750%         8/17/09               B           4,088,240
      5,993    Norwood Promotional Products, Term Loan B              6.000%         8/17/11              B3           5,543,598
        993    Sally Holdings LLC, Term Loan                          7.860%        11/16/12             BB-             963,035
      4,000    TRU 2005 RE Holding Co. I, LLC, Term Loan              8.320%        12/09/08              B3           3,960,000
--------------------------------------------------------------------------------------------------------------------------------
     21,950    Total Specialty Retail                                                                                 20,278,490
--------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.8% (0.5% OF TOTAL INVESTMENTS)
      2,001    Visant Holding Corporation, Term Loan C                7.330%         7/29/10             Ba1           2,012,534
--------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 1.7% (1.0% OF TOTAL INVESTMENTS)
      2,000    Ashtead Group Public Limited Company, Term Loan        7.125%         8/31/11             BB+           2,000,000
        393    Brenntag Holdings, Acquisition Facility                7.387%         1/20/14              B1             385,855
      1,607    Brenntag Holdings, Term Loan B2                        7.387%         1/20/14              B1           1,579,145
--------------------------------------------------------------------------------------------------------------------------------
      4,000    Total Trading Companies & Distributors                                                                  3,965,000
--------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 1.6% (1.0% OF TOTAL INVESTMENTS)
      4,000    Asurion Corporation, Term Loan                         8.320%         8/01/12             N/R           3,745,000
--------------------------------------------------------------------------------------------------------------------------------
 $  381,018    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST                                                       354,878,815
                $374,701,032)
================================================================================================================================

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                        COUPON       MATURITY    RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 8.2% (5.1% OF TOTAL INVESTMENTS)
               HOTELS, RESTAURANTS & LEISURE - 1.0% (0.6% OF TOTAL INVESTMENTS)
 $    2,400    Park Place Entertainment                               8.875%        9/15/08           Ba1      $    2,454,000
-----------------------------------------------------------------------------------------------------------------------------
               MEDIA - 0.8% (0.5% OF TOTAL INVESTMENTS)
      2,000    Cablevision Systems Corporation, Floating Rate         9.827%        4/01/09            B+           2,020,000
                Note, 4.500% plus six-month LIBOR
-----------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.8% (0.5% OF TOTAL INVESTMENTS)
      2,000    Verso Paper Holdings LLC., Floating Rate Note,         9.109%        8/01/14            B+           1,970,000
                3.750% plus three-month LIBOR
-----------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 2.2% (1.4% OF TOTAL INVESTMENTS)
        500    Avago Technologies Finance Pte Ltd., Floating         10.859%        6/01/13             B             510,000
                Rate Note, 5.500% plus three-month LIBOR
      5,000    NXP BV, Floating Rate Note, 2.750% plus                8.109%       10/15/13           Ba2           4,681,250
                three-month LIBOR
-----------------------------------------------------------------------------------------------------------------------------
      5,500    Total Semiconductors & Equipment                                                                     5,191,250
-----------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.8% (0.5% OF TOTAL INVESTMENTS)
      2,000    HanesBrands Inc., Floating Rate Note, 3.375%           8.702%       12/15/14            B2           1,970,000
                plus six-month LIBOR
-----------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 2.6% (1.6% OF TOTAL INVESTMENTS)
      6,000    Dobson Communications Corporation, Floating Rate       9.609%       10/15/12          Caa1           6,089,999
                Note, 4.250% plus three-month LIBOR
-----------------------------------------------------------------------------------------------------------------------------
 $   19,900    TOTAL CORPORATE BONDS (COST $19,782,919)                                                            19,695,249
=============================================================================================================================

    SHARES   DESCRIPTION (1)                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 0.6% (0.4% OF TOTAL INVESTMENTS)
             AUTO COMPONENTS - 0.0% (0.0% OF TOTAL INVESTMENTS)
       511   Gen Tek Inc., (6)                                                                                     15,131
   279,642   Metalforming Technologies Inc., (5) (6) (9)                                                               --
-------------------------------------------------------------------------------------------------------------------------
             Total Auto Components                                                                                 15,131
             ------------------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS - 0.6% (0.4% OF TOTAL INVESTMENTS)
    34,834   Armstrong World Industries Inc., (6)                                                               1,509,018
-------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $1,393,369)                                                              1,524,149
             ============================================================================================================

    SHARES   DESCRIPTION (1)                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------------------
             WARRANTS - 0.1% (0.0% OF TOTAL INVESTMENTS)
       545   Gen Tek Inc., Warrant Class B                                                                 $       19,620
       268   Gen Tek Inc., Warrant Class C                                                                          9,246
     5,672   Reliant Energy Inc., Warrant Class A                                                                 121,948
-------------------------------------------------------------------------------------------------------------------------
             TOTAL WARRANTS (COST $40,254)                                                                        150,814
             ------------------------------------------------------------------------------------------------------------



   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                                       COUPON     MATURITY              VALUE
---------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 4.3% (2.7% OF TOTAL INVESTMENTS)
 $   10,207    Repurchase Agreement with Fixed Income Clearing                       4.870%      8/01/07     $   10,206,951
                Corporation, dated 7/31/07, repurchase price
                $10,208,332, collateralized by $10,545,000 U.S.
                Treasury Bonds, 4.750%, due 2/15/37, value
                $10,413,188
 ==========    ------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $10,206,951)                                                   10,206,951
               ============================================================================================================
               TOTAL INVESTMENTS (COST $406,124,525) -- 161.8%                                                  386,455,978
               ------------------------------------------------------------------------------------------------------------
               BORROWINGS PAYABLE -- (43.1)% (10)                                                              (103,000,000)
               ------------------------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES -- 0.6%                                                              1,323,362
               ------------------------------------------------------------------------------------------------------------
               PREFERRED SHARES, AT LIQUIDATION VALUE -- (19.3)%                                                (46,000,000)
               ------------------------------------------------------------------------------------------------------------
               NET ASSETS APPLICABLE TO COMMON SHARES -- 100%                                                $  238,779,340
               ============================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (3)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard &
                 Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (4)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ('LIBOR'), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (5)      At or subsequent to July 31, 2007, this issue was under the protection of the Federal
                 Bankruptcy Court.
        (6)      Non-income producing. Non-income producing, in the case of a Senior Loan, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
        (7)      Position or portion of position represents an unfunded Senior Loan commitment outstanding at July 31, 2007.
        (8)      Negative value represents unrealized depreciation on Senior Loan commitment at July 31,
                 2007.
        (9)      Investment valued of fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
       (10)      Borrowings Payable as a percentage of total investments is (26.7)%.
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        PIK      In lieu of cash payment, interest accrued on 'Payment in Kind' investment increases principal outstanding.
        TBD      Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
      WI/DD      Purchased on a when-issued or delayed delivery basis.

                                 See accompanying notes to financial statements.

         JFR
          Nuveen Floating Rate Income Fund
          Portfolio of INVESTMENTS
                                               July 31, 2007

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (2)    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 152.3% (92.8% OF TOTAL INVESTMENTS) (4)
               AEROSPACE & DEFENSE - 1.7% (1.0% OF TOTAL INVESTMENTS)
 $    5,030    Spirit Aerosystems Inc., Term Loan B                    7.110%       12/31/11            BBB-      $    5,054,997
      2,300    Transdigm Inc. - Term Loan B                            7.360%        6/23/13             BB-           2,281,314
      2,397    Vought Aircraft Industries, Inc., Term Loan             7.830%       12/22/11             Ba2           2,378,816
        545    Vought Aircraft Industries, Inc., Tranche B,            7.820%       12/22/10             Ba2             541,364
                Letter of Credit
--------------------------------------------------------------------------------------------------------------------------------
     10,272    Total Aerospace & Defense                                                                              10,256,491
--------------------------------------------------------------------------------------------------------------------------------
               AIRLINES - 2.6% (1.6% OF TOTAL INVESTMENTS)
      8,000    Northwest Airlines Inc., Term Loan                      7.340%        8/01/13              BB           7,825,000
      8,700    United Air Lines Inc., Term Loan B                      7.375%        2/01/14             BB-           8,324,034
--------------------------------------------------------------------------------------------------------------------------------
     16,700    Total Airlines                                                                                         16,149,034
--------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 4.4% (2.7% OF TOTAL INVESTMENTS)
      3,000    Delphi Automotive Systems Corporation, DIP Term         8.125%       12/31/07            BBB-           2,938,751
                Loan (2nd)
     17,662    Federal-Mogul Corporation, Term Loan A, (6)             0.000%        2/24/04             N/R          16,966,559
      2,000    Federal-Mogul Corporation, Term Loan B, (6)             7.820%        2/24/05             N/R           1,923,750
      6,000    Goodyear Tire & Rubber Company, Second Lien Term        7.100%        4/30/14             Ba1           5,767,500
                Loan
--------------------------------------------------------------------------------------------------------------------------------
     28,662    Total Auto Components                                                                                  27,596,560
--------------------------------------------------------------------------------------------------------------------------------
               BEVERAGES - 0.3% (0.2% OF TOTAL INVESTMENTS)
      2,083    Constellation Brands, Inc., Incremental Term            6.875%        6/05/13             BB-           2,030,506
                Loan
--------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 7.5% (4.5% OF TOTAL INVESTMENTS)
      1,763    Atrium Companies Inc. Term Loan                         8.606%        5/31/12             BB-           1,683,937
      5,000    Building Materials Corporation of America,             11.125%        9/25/14               B           4,537,500
                Second Lien Term Loan
      8,955    Building Materials Corporation of America Term          8.125%        2/22/14             BB+           8,328,202
                Loan
     14,588    Nortek, Inc., Term Loan B                               7.615%        8/27/11             Ba2          14,058,703
      7,325    Stile Acquisition Corporation, Canadien Term            7.360%        4/05/07              BB           6,831,979
                Loan
      7,337    Stile Acquisition Corporation, US Term Loan B           7.360%        4/05/13              BB           6,843,618
      3,970    TFS Acquisition, Term Loan                              8.860%        8/11/13              B+           3,950,150
--------------------------------------------------------------------------------------------------------------------------------
     48,938    Total Building Products                                                                                46,234,089
--------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 1.3% (0.8% OF TOTAL INVESTMENTS)
      2,394    Ameritrade Holdings Corporation, Term Loan B            6.820%       12/31/12             Ba1           2,342,353
                Facility
        961    BNY ConvergEx Group Incremental Delayed Draw            1.500%       10/02/13              B+             (18,013)
                Term Loan, (5) (7)
      5,682    BNY Convergex Group LLC, Term Loan                      8.360%       10/02/13              B+           5,551,972
--------------------------------------------------------------------------------------------------------------------------------
      9,037    Total Capital Markets                                                                                   7,876,312
--------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 10.0% (6.1% OF TOTAL INVESTMENTS)
      1,400    Celanese Holdings, LLC, Credit Linked Deposits          5.320%        4/02/13              BB           1,320,500
      5,586    Celanese Holdings, LLC, Term Loan                       7.110%        4/02/14              BB           5,268,793
      1,882    Foamex LP, Term Loan B                                  7.600%        2/12/13              B+           1,832,156
        820    Headwaters Inc., 1st Lien Term Loan B                   7.360%        4/30/11             BB+             816,211
      9,687    Hercules Inc., Term Loan                                6.820%       10/08/10            BBB-           9,600,896
      4,880    Hexion Specialty Chemicals, Term Loan C1                7.625%        5/05/13             Ba3           4,707,618
      1,060    Hexion Specialty Chemicals, Term Loan C2                7.625%        5/05/13             Ba3           1,022,629
      8,150    Huntsman International LLC, Term Loan                   7.070%        4/19/14             BB+           7,951,429
      3,960    Ineos Group Holdings PLC, Tranche B2                    7.580%       12/16/13             Ba2           3,849,120
      3,960    Ineos Group Holdings PLC, Tranche C2                    8.080%       12/16/14             Ba2           3,849,120
        456    JohnsonDiversey Inc., Term Loan                         7.860%       12/16/11             Ba2             439,672
      1,466    Lucite International, Term Loan B-1                     7.610%        7/07/13             BB-           1,407,463
        519    Lucite International, Term Loan B-2                     7.610%        7/07/13             BB-             498,321
      6,948    Lyondell Petrochemical Company, Term Loan               6.856%        8/16/13             BB+           6,832,436
     12,675    Rockwood Specialties Group, Inc., Term Loan E           7.108%        7/30/12              BB          12,369,571
--------------------------------------------------------------------------------------------------------------------------------
     63,449    Total Chemicals                                                                                        61,765,935
--------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 4.5% (2.7% OF TOTAL INVESTMENTS)
      7,871    Allied Waste North America, New Term Loan B             7.087%        1/15/12            BBB-           7,580,096
      4,278    Allied Waste North America, LC Facility                 0.000%        1/15/12            BBB-           4,109,673
      4,211    Aramark Corporation, Term Loan                          7.360%        1/26/14             BB-           3,974,503

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (2)    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES (continued)
 $      296    Aramark, Letter of Credit                               5.360%        1/26/14             BB-      $      277,769
        995    NCO Financial Systems Inc., Term Loan                   8.360%        5/15/13             BB-             985,050
      2,388    Rental Service Corporation, Second Lien Term            8.860%       11/27/13              B-           2,375,585
                Loan
      5,500    Williams Scotsman, Inc., Term Loan B                    6.820%        6/28/10             BB+           5,362,500
      1,362    Workflow Holdings Corporation, Term Loan                9.356%       11/30/11             BB-           1,314,066
      1,795    Xerium Technologies Inc. Term Loan B                    8.110%        5/18/12              B+           1,714,019
--------------------------------------------------------------------------------------------------------------------------------
     28,696    Total Commercial Services & Supplies                                                                   27,693,261
--------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 0.8% (0.5% OF TOTAL INVESTMENTS)
      2,978    Aspect Software, Inc., Term Loan                        8.360%        7/11/11             BB-           2,884,453
      2,000    IPC Systems, Inc. Term Loan                             7.610%        5/31/14              B+           1,850,000
--------------------------------------------------------------------------------------------------------------------------------
      4,978    Total Communications Equipment                                                                          4,734,453
--------------------------------------------------------------------------------------------------------------------------------
               CONSUMER FINANCE - 0.5% (0.3% OF TOTAL INVESTMENTS)
      2,963    Peach Holdings Inc., Term Loan                          9.110%       11/21/13               B           2,947,688
--------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 4.7% (2.9% OF TOTAL INVESTMENTS)
        499    Amscan Holdings Inc., Term Loan                         7.604%        5/25/13              B1             483,788
      1,140    Bluegrass Container Company LLC, Delayed Draw           7.596%        6/30/13              BB           1,117,675
                1st Lien
      3,810    Bluegrass Container Company, LLC, Term Loan B           7.599%        6/30/13              BB           3,735,387
     19,552    Graham Packaging Company, L.P., Term Loan               7.625%       10/07/11              B+          18,655,548
        699    Smurfit-Stone Container Corporation,                    7.475%       11/01/10             Ba2             683,309
                Deposit-Funded Commitment
        479    Smurfit-Stone Container Corporation, Tranche C-1        7.375%       11/01/11             Ba2             468,845
      1,527    Smurfit-Stone Container Corporation, Term Loan C        7.375%       11/01/11             Ba2           1,493,949
      2,762    Smurfit-Stone Container Corporation, Term Loan B        7.375%       11/01/11             Ba2           2,700,950
--------------------------------------------------------------------------------------------------------------------------------
     30,468    Total Containers & Packaging                                                                           29,339,451
--------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED CONSUMER SERVICES - 1.3% (0.8% OF TOTAL INVESTMENTS)
      8,587    West Corporation, Term Loan                             7.753%       10/24/13             BB-           8,277,164
--------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 3.7% (2.2% OF TOTAL INVESTMENTS)
      1,966    NASDAQ Stock Market, Inc., Tranche C Term Loan          7.070%        4/18/12            BBB-           1,911,589
      3,391    NASDAQ Stock Market, Inc., Tranche B Term Loan          7.070%        4/18/12            BBB-           3,297,681
     17,880    Neilsen Finance LLC, Term Loan, WI/DD                     TBD             TBD             Ba3          17,443,478
--------------------------------------------------------------------------------------------------------------------------------
     23,237    Total Diversified Financial Services                                                                   22,652,748
--------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 8.9% (5.4% OF TOTAL INVESTMENTS)
      5,985    Cequel Communications LLC., Term Loan B                 7.360%       11/05/13             BB-           5,720,164
      3,000    Charter Communications Operating, LLC, Holdco           7.860%        9/06/14              B1           2,868,750
                Term Loan
      1,000    Choice One Communications, Term Loan                    8.875%        6/30/12              B1             970,000
      5,985    Crown Castle Operating Company, Term Loan               6.839%        3/06/14            BBB-           5,640,863
     16,873    Intelsat Corporation, Tranche B-2 Term Loan             7.360%        7/03/13             BB+          16,415,534
      5,920    Intelsat Corporation Term Loan, WI/DD                     TBD             TBD             BB+           5,764,965
      6,800    Level 3 Financing, Term Loan                            7.610%        3/13/14              B+           6,539,336
      5,950    MetroPCS Wireless Inc., Term Loan                       7.625%       11/03/13             Ba3           5,801,274
      5,500    Qwest Corporation, Term Loan B                          6.950%        6/30/10            BBB-           5,441,563
--------------------------------------------------------------------------------------------------------------------------------
     57,013    Total Diversified Telecommunication Services                                                           55,162,449
--------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 3.1% (1.9% OF TOTAL INVESTMENTS)
     17,733    Calpine Corporation DIP Term Loan                       7.610%        3/29/09             N/R          17,227,197
      2,222    Calpine Corporation DIP Revolver, (5) (7)               0.250%        3/29/09             N/R             (55,556)
        188    MACH Gen LLC, Term Loan Synthetic Letter of             7.360%        2/22/13              B+             181,969
                Credit
      1,803    MACH Gen LLC, Term Loan                                 7.360%        2/22/14              B+           1,750,236
--------------------------------------------------------------------------------------------------------------------------------
     21,946    Total Electric Utilities                                                                               19,103,846
--------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1% (0.1% OF TOTAL INVESTMENTS)
        990    Sensata Technologies B.V., US Term Loan                 7.110%        4/27/13              BB             960,197
--------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.1% (0.1% OF TOTAL INVESTMENTS)
      1,000    Petroleum Geo-Services, Term Loan                       7.110%        6/28/15             Ba2             965,000
--------------------------------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING - 0.6% (0.4% OF TOTAL INVESTMENTS)
      3,920    Supervalu Term Loan B                                   6.860%        6/02/12             BB-           3,816,194
--------------------------------------------------------------------------------------------------------------------------------

         JFR
        Nuveen Floating Rate Income Fund (continued)
        Portfolio of INVESTMENTS July 31, 2007

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (2)    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.8% (0.5% OF TOTAL INVESTMENTS)
 $      465    Dole Foods Company Inc., Deposit-Funded                 5.230%        4/12/13             BB-      $      440,698
                Commitment
      1,033    Dole Foods Company Inc., Term Loan B                    7.537%        4/12/13             BB-             979,175
      3,445    Dole Foods Company Inc., Term Loan C                    7.451%        4/12/13             BB-           3,263,917
--------------------------------------------------------------------------------------------------------------------------------
      4,943    Total Food Products                                                                                     4,683,790
--------------------------------------------------------------------------------------------------------------------------------
               GAS UTILITIES - 0.1% (0.1% OF TOTAL INVESTMENTS)
      1,000    Energy Transfer Equity LP, Term Loan                    7.106%       11/01/12            BBB-             968,572
--------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.5% (0.3% OF TOTAL INVESTMENTS)
      2,802    Kinetic Concepts Inc., Term Loan B-2                    6.860%        8/11/10            BBB-           2,804,199
--------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 10.5% (6.4% OF TOTAL INVESTMENTS)
      5,000    Community Health Systems, Inc., First Lien Term           TBD             TBD              BB           4,779,465
                Loan, WI/DD
      4,745    Davita Inc., Term Loan B-1                              6.863%       10/05/12             BB+           4,503,627
     10,945    HCA, Inc., Term Loan                                    7.610%       11/18/13              BB          10,585,643
      9,975    Health Management Associates, Inc., Term Loan           7.110%        2/28/14             Ba2           9,725,625
      2,293    HealthSouth Corporation, Term Loan                      7.860%        3/10/14             BB-           2,237,095
      2,402    IASIS Healthcare, LLC, Delayed Term Loan (5)            5.703%        3/14/14             Ba2           2,256,311
        866    IASIS Healthcare, LLC LC Facility                       5.220%        3/14/14             Ba2             826,773
      9,478    IASIS Healthcare, LLC, Term Loan                        7.360%        3/14/14             Ba2           9,051,147
      1,990    Invacare Corporation, Term Loan B                       7.604%        2/12/13             Ba2           1,912,888
      3,930    LifeCare, Term Loan B                                   8.360%        8/11/12               B           3,661,443
        546    LifePoint Hospitals, Inc., Term Loan B                  6.985%        4/15/14              BB             520,807
      2,931    Select Medical Corporation, Term Loan                   7.362%        2/24/12             Ba2           2,867,696
     12,708    Vanguard Health Holding Company II, LLC,                7.610%        9/23/11             Ba3          12,263,096
                Replacement Term Loan
--------------------------------------------------------------------------------------------------------------------------------
     67,809    Total Health Care Providers & Services                                                                 65,191,616
--------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE TECHNOLOGY - 0.3% (0.2% OF TOTAL INVESTMENTS)
      1,950    Emdeon Business Services Term Loan                      7.610%       11/16/13             BB-           1,886,881
--------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 11.6% (7.1% OF TOTAL INVESTMENTS)
      9,327    24 Hour Fitness Worldwide, Inc., Term Loan B            7.870%        6/08/12             Ba3           9,233,533
      3,141    Ameristar Casinos, Inc., Term Loan B                    6.820%       11/10/12            BBB-           3,109,959
      1,256    Burger King Corporation, Term Loan B                    6.875%        6/30/12             BB+           1,223,342
        778    CBRL Group, Inc., Term Loan B-1                         6.860%        4/28/13              BB             750,311
         61    CBRL Group, Inc., Term Loan B-2 Delayed Draw            3.795%        4/28/13              BB              56,050
      4,950    Cedar Fair LP, Term Loan                                7.320%        8/30/12              BB           4,787,749
        961    Green Valley Ranch Gaming, Term Loan B                  7.360%        2/16/14             BB-             937,108
      4,528    Intrawest Corporation, Term Loan                        7.327%       12/31/07             N/R           4,539,432
      4,000    Orbitz Worldwide Inc., Term Loan,                       8.340%        7/25/14             BB-           3,995,000
      7,855    Penn National Gaming, Inc., Term Loan B                 7.110%       10/03/12            BBB-           7,736,267
      1,749    Seminole Tribe of Florida, Term B-2 Delay Draw          6.875%        3/05/14            BBB-           1,685,587
      1,733    Seminole Tribe of Florida, Term B-3 Delay Draw          6.875%        3/05/14            BBB-           1,669,980
        259    Seminole Tribe of Florida, Term B-1 Delay Draw,         3.813%        3/05/14            BBB-             240,324
                (5)
      2,000    Travelport LLC (aka TDS Investor Corporation)           0.000%        8/23/13               B             (90,000)
                Delayed Term Loan, (5) (7)
        981    Travelport LLC, LC Facility                             7.860%        8/23/13             BB-             961,046
      4,891    Travelport LLC, Term Loan                               7.820%        8/23/13             BB-           4,789,652
      1,960    Trump International, Term Loan B2                       7.861%        5/20/12             BB-           1,910,976
      1,960    Trump International, Term Loan B-1                      7.900%        5/20/12             BB-           1,910,976
      9,255    Universal City Development Partners, Ltd., Term         7.360%        6/09/11             Ba1           9,023,182
                Loan
      3,000    Venetian Casino Resort, LLC (Las Vegas Sands,           0.750%        5/23/14              BB            (124,167)
                Inc.) Delayed Term Loan, (5) (7)
     12,000    Venetian Casino Resort, LLC, Term Loan                  7.110%        5/23/14              BB          11,503,332
      1,990    Worldspan LP, Term Loan                                 8.608%       12/07/13             Ba3           1,970,100
--------------------------------------------------------------------------------------------------------------------------------
     78,635    Total Hotels, Restaurants & Leisure                                                                    71,819,739
--------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 0.3% (0.2% OF TOTAL INVESTMENTS)
      1,944    Rent-A-Center Inc., Term Loan B                         7.110%        6/30/12             BB+           1,906,534
--------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 1.7% (1.1% OF TOTAL INVESTMENTS)
      8,134    Prestige Brands, Inc., Term Loan B                      7.630%        4/06/11             BB-           7,950,855
      2,806    Solo Cup Company, Term Loan                             8.837%        2/27/11              B1           2,742,511
--------------------------------------------------------------------------------------------------------------------------------
     10,940    Total Household Products                                                                               10,693,366
--------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 2.0% (1.2% OF TOTAL INVESTMENTS)
      1,674    Covanta Energy Corporation, Term Loan                   6.875%        2/09/14              BB           1,639,050
        822    Covanta Energy Corporation Synthetic Letter of          6.713%        2/09/14              BB             805,292
                Credit
      3,154    NRG Energy Inc., Credit Linked Deposits                 7.110%        2/01/13             Ba1           3,053,775

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (2)    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (continued)
 $    2,331    NRG Energy, Inc. Holdco Term Loan, (5) (7)              0.500%        2/01/13              BB      $      (54,777)
      7,596    NRG Energy Inc., Term Loan                              7.110%        2/01/13             Ba1           7,355,845
--------------------------------------------------------------------------------------------------------------------------------
     15,577    Total Independent Power Producers & Energy                                                             12,799,185
                Traders
--------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 2.6% (1.5% OF TOTAL INVESTMENTS)
     16,690    Conseco, Inc., Term Loan                                7.320%       10/10/13             BB-          16,064,008
--------------------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - 0.5% (0.3% OF TOTAL INVESTMENTS)
      2,985    Riverdeep Interactive Learning USA Inc., Term           8.110%       12/20/13              B1           2,895,399
                Loan
--------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 3.5% (2.1% OF TOTAL INVESTMENTS)
      1,361    Infor Global Solutions, Term Loan DD                    9.110%        7/28/12              B+           1,337,323
      2,609    Infor Global Solutions, Term Loan                       9.110%        7/28/12              B+           2,563,202
     18,521    SunGard Data Systems Inc., Term Loan B                  7.356%        2/28/14              BB          17,828,012
--------------------------------------------------------------------------------------------------------------------------------
     22,491    Total IT Services                                                                                      21,728,537
--------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 1.6% (1.0% OF TOTAL INVESTMENTS)
     10,025    Bombardier Recreational Products, Term Loan             7.860%        6/28/13              B+           9,818,544
--------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 1.2% (0.7% OF TOTAL INVESTMENTS)
      2,567    Navistar International Term Loan                        8.610%        1/19/12             BB-           2,457,583
        933    Navistar International Synthetic Letter of              7.873%        1/19/12             BB-             893,667
                Credit
      3,980    Oshkosh Truck Corporation, Term Loan                    7.110%       12/06/13            BBB-           3,854,071
--------------------------------------------------------------------------------------------------------------------------------
      7,480    Total Machinery                                                                                         7,205,321
--------------------------------------------------------------------------------------------------------------------------------
               MARINE - 0.6% (0.4% OF TOTAL INVESTMENTS)
      3,855    Horizon Lines, LLC, Term Loan                           7.570%        7/11/11             Ba1           3,835,846
--------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 27.2% (16.6% OF TOTAL INVESTMENTS)
      2,000    American Media Operations, Inc., Term Loan              8.590%        1/30/13              B1           1,880,000
      3,304    Blockbuster, Inc., Tranche B TL                         8.640%        8/20/11              B+           3,241,043
      2,928    Cablevision Systems Corporation, Incremental            7.070%        3/29/13              BB           2,819,540
                Term Loan
     11,700    Charter Communications Operating, LLC, Term Loan        7.360%        3/06/14              B+          11,150,100
      4,101    Clear Channel Entertainment, Term Loan                  8.100%        6/20/13             BB-           3,978,314
      7,960    Idearc Inc., Term Loan B                                7.360%       11/17/14            BBB-           7,621,700
      1,000    Local TV Finance LLC, Term Loan                         7.360%        5/07/13             Ba3             930,000
     13,783    Metro-Goldwyn-Mayer Studios, Inc., Term Loan B          8.610%        4/08/12              B+          13,056,116
      1,184    Nextmedia Operating Inc., Delayed Draw                  7.320%       11/15/12              B+           1,134,108
      2,670    Nextmedia Operating Inc., First Lien Term Loan          7.320%       11/15/12              B+           2,556,356
      4,769    Philadelphia Newspapers, Term Loan                      8.110%        6/29/13             N/R           4,625,618
      6,403    Primedia Inc., Term Loan                                7.570%        9/30/13              BB           6,367,488
      4,779    ProQuest Company, Term Loan B                           8.334%        2/09/14             N/R           4,755,271
      2,276    R. H. Donnelley Inc., Term Loan D-2                     6.860%        6/30/11             Ba1           2,205,224
        998    Readers Digest Association, Term Loan B                 7.347%        3/02/14              B+             927,675
     10,278    Regal Cinemas Corporation, Term Loan                    6.860%       10/27/13             Ba2          10,006,545
        978    Spanish Broadcasting System Inc., Term Loan B           7.110%        6/10/12              B1             967,725
     11,000    Thomson Learning Center, Term Loan                      8.070%        7/05/14              B+          10,362,000
      5,600    Tribune Company, Term Loan X                            7.860%        5/17/09             BB+           5,500,001
     25,000    Tribune Company, Term Loan B                            8.360%        5/17/14             BB+          22,785,712
      1,510    Univision Communications, Delayed Term Loan, (5)        1.000%        9/29/14              B+            (111,084)
                (7)
      5,000    Univision Communications, Second Lien Term Loan         7.820%        3/29/09              B3           4,885,000
     23,490    Univision Communications, Term Loan                     7.610%        9/29/14             Ba3          21,761,955
      3,000    UPC Broadband Holding BV, Term Loan N                   7.130%       12/31/14             Ba3           2,906,250
        427    Valassis Communications, Inc. Delayed Draw Term,        1.000%        3/02/14              BB             (17,600)
                (5) (7)
      1,436    Valassis Communications, Inc., Tranche B Term           7.110%        3/02/14              BB           1,376,829
                Loan
     15,291    WMG Acquisition Corp., Term Loan                        7.360%        2/28/11             Ba2          14,968,323
      6,025    Yell Group, Term Loan                                   7.320%       10/27/12             Ba3           5,942,156
--------------------------------------------------------------------------------------------------------------------------------
    178,890    Total Media                                                                                           168,582,365
--------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 1.5% (0.9% OF TOTAL INVESTMENTS)
      2,768    Amsted Industries Incorporated, Delayed Term            7.360%        4/05/13              BB           2,643,335
                Loan
      3,809    Amsted Industries Incorporated, Term Loan               7.360%        4/05/13              BB           3,665,801
      1,000    Edgen Murray II, L.P., Term Loan                        8.110%        5/11/14               B             989,688
      1,920    John Maneely Company, Term Loan                         8.638%       12/08/11              B+           1,725,565
--------------------------------------------------------------------------------------------------------------------------------
      9,497    Total Metals & Mining                                                                                   9,024,389
--------------------------------------------------------------------------------------------------------------------------------
               MULTILINE RETAIL - 1.3% (0.8% OF TOTAL INVESTMENTS)
      8,228    Neiman Marcus Group Inc., Term Loan                     7.356%        4/06/13             Ba3           7,897,154
--------------------------------------------------------------------------------------------------------------------------------

         JFR
        Nuveen Floating Rate Income Fund (continued)
        Portfolio of INVESTMENTS July 31, 2007

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (2)    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 1.2% (0.7% OF TOTAL INVESTMENTS)
 $    1,995    Brand Services Inc., Term Loan B                        7.625%        2/07/14              B1      $    1,888,601
        301    Coffeyville Resources LLC, Credit Linked                8.360%       12/28/10              B+             286,883
                Deposits
      1,545    Coffeyville Resources LLC., Term Loan                   8.437%       12/28/10              B+           1,474,827
      1,165    El Paso Corporation, LC Facility                        7.320%        7/31/11             Ba1           1,124,455
        484    Targa Resources Inc., Synthetic Letter of Credit        7.350%       10/31/12              B+             479,940
      1,981    Targa Resources Inc., Term Loan B                       7.332%       10/31/12              B+           1,964,753
--------------------------------------------------------------------------------------------------------------------------------
      7,471    Total Oil, Gas & Consumable Fuels                                                                       7,219,459
--------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 3.3% (2.0% OF TOTAL INVESTMENTS)
      4,652    Georgia-Pacific Corporation, Term Loan B-2              7.110%       12/20/12             BB+           4,406,806
     11,820    Georgia-Pacific Corporation, Term Loan B                7.110%       12/20/12             BB+          11,197,334
      2,061    NewPage Corporation, Term Loan B                        7.625%        5/02/11             Ba2           2,033,136
      2,885    Ply Gem Industries Inc., Term Loan B3                   8.110%        8/15/11             BB-           2,730,851
        108    Ply Gem Industries Inc., Canadien Term Loan             8.110%        8/15/11              B+             102,046
--------------------------------------------------------------------------------------------------------------------------------
     21,526    Total Paper & Forest Products                                                                          20,470,173
--------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 1.0% (0.6% OF TOTAL INVESTMENTS)
      1,725    Stiefel Laboratories Inc, Delayed Term Loan             7.610%       12/28/13             BB-           1,699,006
      2,255    Stiefel Laboratories Inc, Term Loan                     7.610%       12/28/13             BB-           2,221,294
      1,868    Warner Chilcott Corporation, Tranche B                  7.359%        1/18/12             BB-           1,812,743
                Acquisition
        515    Warner Chilcott Corporation, Tranche C                  7.360%        1/18/12             BB-             499,394
--------------------------------------------------------------------------------------------------------------------------------
      6,363    Total Pharmaceuticals                                                                                   6,232,437
--------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.6% (2.2% OF TOTAL INVESTMENTS)
      7,303    Capital Automotive, Term Loan                           7.070%       12/15/10             BB+           7,162,659
     16,000    LNR Property Corporation, Term Loan B                   8.110%        7/12/11              B+          15,402,856
--------------------------------------------------------------------------------------------------------------------------------
     23,303    Total Real Estate Management & Development                                                             22,565,515
--------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 4.5% (2.7% OF TOTAL INVESTMENTS)
        667    Hertz LC Facility                                       5.360%       12/21/12             BB+             647,778
      3,715    Hertz Term Loan                                         7.101%       12/21/12             BB+           3,609,442
     26,512    Swift Transportation, Term Loan                         8.375%        5/10/14             BB-          23,661,626
--------------------------------------------------------------------------------------------------------------------------------
     30,894    Total Road & Rail                                                                                      27,918,846
--------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 1.8% (1.1% OF TOTAL INVESTMENTS)
      8,806    Advanced Micro Devices Inc., Term Loan                  7.360%       12/31/13             Ba2           8,288,492
      2,985    Freescale Semiconductor Inc., Term Loan                 7.110%        3/30/14            Baa3           2,753,324
--------------------------------------------------------------------------------------------------------------------------------
     11,791    Total Semiconductors & Equipment                                                                       11,041,816
--------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 2.3% (1.4% OF TOTAL INVESTMENTS)
      8,761    Dealer Computer Services, Term Loan                     7.360%       10/26/12              BB           8,519,626
      6,000    Dealer Computer Services, Second Lien Term Loan        10.860%       10/26/13              B3           5,970,000
--------------------------------------------------------------------------------------------------------------------------------
     14,761    Total Software                                                                                         14,489,626
--------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 6.4% (3.9% OF TOTAL INVESTMENTS)
        983    Burlington Coat Factory Warehouse Corporation,          7.610%        5/28/11              B2             912,409
                Term Loan
      5,955    CSK Automotive Corporation, Term Loan                   8.375%        7/29/10             Ba3           5,925,337
      1,228    J Crew Operating Corporation Term Loan                  7.106%        5/15/13             BB-           1,203,253
     12,665    Michaels Stores Inc., Term Loan                         7.625%       10/31/13               B          11,887,759
      5,955    Sally Holdings LLC, Term Loan                           7.860%       11/16/12             BB-           5,778,211
     11,000    TRU 2005 RE Holding Co. 1, Term Loan                    8.320%       12/09/08              B3          10,890,000
      3,000    Toys "R" Us, Delaware Inc., Term Loan                   9.610%        7/19/12             BB-           2,977,500
--------------------------------------------------------------------------------------------------------------------------------
     40,786    Total Specialty Retail                                                                                 39,574,469
--------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 1.2% (0.7% OF TOTAL INVESTMENTS)
      3,704    HanesBrands Inc., Term Loan                             7.104%        9/05/13              BB           3,592,001
      2,000    HanesBrands Inc., Second Lien Term Loan                 9.110%        3/05/14              BB           1,959,000
      1,819    Visant Corporation, Term Loan C                         7.330%        7/29/10             Ba1           1,829,576
--------------------------------------------------------------------------------------------------------------------------------
      7,523    Total Textiles, Apparel & Luxury Goods                                                                  7,380,577
--------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 1.3% (0.8% OF TOTAL INVESTMENTS)
      2,000    Ashtead Group Public Limited Company, Term Loan         7.125%        8/31/11             BB+           2,000,000
        393    Brenntag Holdings, Acquisition Facility                 7.387%        1/20/14              B1             385,855
      1,607    Brenntag Holdings, Facility B2                          7.387%        1/20/14              B+           1,579,145

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (2)    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS (continued)
 $    1,219    United Rentals Inc., Tranche B Credit Linked            5.320%        2/13/11             Ba1      $    1,198,208
                Deposit
      3,122    United Rentals Inc., Term Loan B                        7.320%        2/14/11             Ba1           3,069,133
--------------------------------------------------------------------------------------------------------------------------------
      8,341    Total Trading Companies & Distributors                                                                  8,232,341
--------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 1.8% (1.1% OF TOTAL INVESTMENTS)
     12,000    Asurion Corporation, Term Loan                          8.320%        8/01/12             N/R          11,235,000
--------------------------------------------------------------------------------------------------------------------------------
 $  993,439    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST                                                       943,727,082
                $978,461,365)
================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                       COUPON          MATURITY     RATINGS (3)         VALUE
--------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 11.0% (6.7% OF TOTAL INVESTMENTS)
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8% (0.5% OF TOTAL INVESTMENTS)
 $    5,000    Qwest Corporation, Floating Rate Note, 3.250%           8.609%        6/15/13              BB      $    5,200,000
                plus three-month LIBOR
--------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.8% (0.5% OF TOTAL INVESTMENTS)
      5,000    Williams Companies Inc., Floating Rate Note,            7.359%       10/01/10             BB+           5,031,250
                2.000% plus three-month LIBOR, 144A
--------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.5% (0.3% OF TOTAL INVESTMENTS)
      1,528    Dole Food Company                                       7.250%        5/01/09              B-           1,482,160
      1,780    Dole Food Company                                       8.875%        3/15/11              B-           1,664,300
--------------------------------------------------------------------------------------------------------------------------------
      3,308    Total Food Products                                                                                     3,146,460
--------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 1.3% (0.8% OF TOTAL INVESTMENTS)
      7,900    Mohegan Tribal Gaming                                   8.000%        4/01/12             Ba2           8,038,250
--------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 0.3% (0.2% OF TOTAL INVESTMENTS)
      2,000    K. Hovnanian Enterprises Inc.                          10.500%       10/01/07              BB           2,010,000
--------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 1.6% (1.0% OF TOTAL INVESTMENTS)
     10,000    Cablevision Systems Corporation, Floating Rate          9.827%        4/01/09              B+          10,100,000
                Note, 4.500% plus six-month LIBOR
--------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.7% (0.4% OF TOTAL INVESTMENTS)
        500    Verso Paper Holdings LLC., Series B                     9.125%        8/01/14              B+             503,750
      4,000    Verso Paper Holdings LLC., Floating Rate Note,          9.109%        8/01/14              B+           3,940,000
                3.750% plus three-month LIBOR
--------------------------------------------------------------------------------------------------------------------------------
      4,500    Total Paper & Forest Products                                                                           4,443,750
--------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUST - 0.7% (0.4% OF TOTAL INVESTMENTS)
      4,000    Felcor Lodging LP, Floating Rate Note, 1.875%           7.202%       12/01/11             Ba3           3,985,000
                plus six-month LIBOR
--------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.2% (0.1% OF TOTAL INVESTMENTS)
      2,000    Saint Acquisition Corporation, Floating Rate           13.109%        5/15/15               B           1,430,000
                Note, 7.750% plus three-month LIBOR, 144A
--------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 3.7% (2.3% OF TOTAL INVESTMENTS)
      7,000    Avago Technologies Finance Pte. Ltd., Floating         10.859%        6/01/13               B           7,140,000
                Rate Note, 5.500% plus three-month LIBOR
     16,000    NXP BV, Floating Rate Note, 2.750% plus                 8.109%       10/15/13             Ba2          14,980,000
                three-month LIBOR
      1,000    Spansion LLC., Floating Rate Note, 3.125% plus          8.484%        6/01/13              B+             935,000
                three-month LIBOR, 144A
--------------------------------------------------------------------------------------------------------------------------------
     24,000    Total Semiconductors & Equipment                                                                       23,055,000
--------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.2% (0.1% OF TOTAL INVESTMENTS)
      1,000    HanesBrands Inc., Floating Rate Note, 3.375%            8.702%       12/15/14              B2             985,000
                plus six-month LIBOR
--------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.2% (0.1% OF TOTAL INVESTMENTS)
      1,000    Dobson Communications Corporation, Floating Rate        9.609%       10/15/12            Caa1           1,015,000
                Note, 4.250% plus three-month LIBOR
--------------------------------------------------------------------------------------------------------------------------------
 $   69,708    TOTAL CORPORATE BONDS (COST $70,639,437)                                                               68,439,710
================================================================================================================================

    SHARES   DESCRIPTION (1)                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------------------
             WARRANTS - 0.1% (0.1% OF TOTAL INVESTMENTS)
    36,521   Reliant Energy Inc. Warrant Class A                                                           $      785,202
-------------------------------------------------------------------------------------------------------------------------
             TOTAL WARRANTS (COST $257,912)                                                                       785,202
             ============================================================================================================

         JFR
        Nuveen Floating Rate Income Fund (continued)
        Portfolio of INVESTMENTS July 31, 2007

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                                       COUPON     MATURITY              VALUE
---------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 0.7% (0.4% OF TOTAL INVESTMENTS)
 $    4,122    Repurchase Agreement with Fixed Income Clearing                       4.870%      8/01/07     $    4,121,816
                Corporation, dated 7/31/07, repurchase price
                $4,122,374, collateralized by $4,195,000 U.S.
                Treasury Notes, 4.500%, due 11/30/11, value
                $4,205,488
 ==========    ------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $4,121,816)                                                     4,121,816
               ============================================================================================================
               TOTAL INVESTMENTS (COST $1,053,480,530) -- 164.1%                                              1,017,073,810
               ------------------------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES - 0.4%                                                               2,769,304
               ------------------------------------------------------------------------------------------------------------
               PREFERRED SHARES, AT LIQUIDATION VALUE -- (64.5)%                                               (400,000,000)
               ------------------------------------------------------------------------------------------------------------
               NET ASSETS APPLICABLE TO COMMON SHARES -- 100%                                                $  619,843,114
               ============================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (3)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard &
                 Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (4)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ('LIBOR'), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (5)      Position or portion of position represents an unfunded Senior Loan commitment outstanding at July 31, 2007.
        (6)      At or subsequent to July 31, 2007, this issue was under the protection of the Federal
                 Bankruptcy Court.
        (7)      Negative value represents unrealized depreciation on Senior Loan commitment at July 31,
                 2007.
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        TBD      Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
      WI/DD      Purchased on a when-issued or delayed delivery basis.

                                 See accompanying notes to financial statements.

         JRO
          Nuveen Floating Rate Income Opportunity Fund
          Portfolio of INVESTMENTS
                                               July 31, 2007

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (2)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 144.7% (87.2% OF TOTAL INVESTMENTS) (4)
               AEROSPACE & DEFENSE - 0.3% (0.2% OF TOTAL INVESTMENTS)
 $    1,150    Transdigm Inc. - Term Loan B                              7.360%        6/23/13             BB-      $    1,140,657
----------------------------------------------------------------------------------------------------------------------------------
               AIRLINES - 3.5% (2.1% OF TOTAL INVESTMENTS)
      2,000    Delta Air Lines, Second Lien Term Loan                    8.610%        4/30/14               B           1,973,500
      5,000    Northwest Airlines Inc., Term Loan                        7.340%        8/01/13              BB           4,890,625
      6,500    United Air Lines Inc., Term Loan B                        7.375%        2/01/14             BB-           6,219,106
----------------------------------------------------------------------------------------------------------------------------------
     13,500    Total Airlines                                                                                           13,083,231
----------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 3.3% (2.0% OF TOTAL INVESTMENTS)
      1,452    Accuride Corporation, Term Loan                           7.375%        1/31/12             BB-           1,410,925
      5,230    Federal-Mogul Corporation, Revolver, (6)                  6.824%        2/05/05             N/R           4,987,982
      4,000    Goodyear Tire & Rubber Company, Second Lien Term          7.100%        4/30/14             Ba1           3,845,000
                Loan
      1,988    Lear Corporation, Term Loan                               7.846%        4/25/12              B+           1,957,351
----------------------------------------------------------------------------------------------------------------------------------
     12,670    Total Auto Components                                                                                    12,201,258
----------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 7.2% (4.3% OF TOTAL INVESTMENTS)
      1,763    Atrium Companies Inc. Term Loan                           8.606%        5/31/12             BB-           1,683,937
      3,000    Building Materials Corporation of America Second         11.125%        9/25/14               B           2,722,500
                Lien Term Loan
      4,975    Building Materials Corporation of America, Term           8.125%        2/22/14             BB+           4,626,779
                Loan
      9,725    Nortek, Inc., Term Loan B                                 7.615%        8/27/11             Ba2           9,372,469
      2,930    Stile Acquisition Corporation, Canadien Term Loan         7.360%        4/05/07              BB           2,732,792
      2,935    Stile Acquisition Corporation, US Term Loan B             7.360%        4/05/13              BB           2,737,447
      2,978    TFS Acquisition, Term Loan                                8.860%        8/11/13              B+           2,962,613
----------------------------------------------------------------------------------------------------------------------------------
     28,306    Total Building Products                                                                                  26,838,537
----------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 1.5% (0.9% OF TOTAL INVESTMENTS)
      2,302    Ameritrade Holdings Corporation, Term Loan B              6.820%       12/31/12             Ba1           2,251,723
                Facility
        480    BNY ConvergEx Group Incremental Delayed Draw Term         1.500%       10/02/13              B+              (9,006)
                Loan, (5) (7)
      3,305    BNY Convergex Group LLC, Term Loan                        8.360%       10/02/13              B+           3,229,632
----------------------------------------------------------------------------------------------------------------------------------
      6,087    Total Capital Markets                                                                                     5,472,349
----------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 7.8% (4.7% OF TOTAL INVESTMENTS)
        800    Celanese Holdings, LLC, Credit Linked Deposits            5.320%        4/02/13              BB             754,571
      3,192    Celanese Holdings, LLC, Term Loan                         7.110%        4/02/14              BB           3,010,739
      1,882    Foamex LP, Term Loan B                                    7.600%        2/12/13              B+           1,832,156
        820    Headwaters Inc., 1st Lien Term Loan B                     7.360%        4/30/11             BB+             816,211
      3,000    Hercules Offshore Inc., Term Loan                         7.110%        7/11/13             Ba3           2,925,000
      2,440    Hexion Specialty Chemicals, Term Loan C1                  7.625%        5/05/13             Ba3           2,353,809
        530    Hexion Specialty Chemicals, Term Loan C2                  7.625%        5/05/13             Ba3             511,314
      5,349    Huntsman International LLC, Term Loan                     7.070%        4/19/14             BB+           5,218,345
      1,265    JohnsonDiversey Inc., Delayed Term Loan                   7.860%       12/16/10             Ba2           1,221,022
      1,466    Lucite International, Term Loan B-1                       7.610%        7/07/13             BB-           1,407,463
        519    Lucite International, Term Loan B-2                       7.610%        7/07/13             BB-             498,321
        993    Lyondell Petrochemical Company, Term Loan                 6.856%        8/16/13             BB+             976,062
      7,800    Rockwood Specialties Group, Inc., Term Loan E             7.108%        7/30/12              BB           7,612,043
----------------------------------------------------------------------------------------------------------------------------------
     30,056    Total Chemicals                                                                                          29,137,056
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 2.8% (1.7% OF TOTAL INVESTMENTS)
      5,122    Allied Waste North America, New Term Loan B               7.087%        1/15/12            BBB-           4,932,682
      2,784    Allied Waste North America LC Facility                    0.000%        1/15/12            BBB-           2,674,358
         28    Cenveo Corporation Delayed, Term Loan                     7.110%        6/21/13             BB-              27,552
        963    Cenveo Term Loan, WI/DD                                     TBD             TBD             BB-             964,653
        995    NCO Group Inc., Term Loan                                 8.360%        5/15/13             BB-             985,050
      1,021    Workflow Management, Inc., Term Loan                      9.356%       11/30/11             BB-             985,550
----------------------------------------------------------------------------------------------------------------------------------
     10,913    Total Commercial Services & Supplies                                                                     10,569,845
----------------------------------------------------------------------------------------------------------------------------------

         JRO
        Nuveen Floating Rate Income Opportunity Fund (continued)
        Portfolio of INVESTMENTS July 31, 2007

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (2)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 0.8% (0.5% OF TOTAL INVESTMENTS)
 $    2,978    Aspect Software, Inc. Term Loan                           8.360%        7/11/11             BB-      $    2,884,453
----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER FINANCE - 0.5% (0.3% OF TOTAL INVESTMENTS)
      1,975    Peach Holdings, Term Loan                                 9.110%       11/21/13               B           1,965,125
----------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 6.7% (4.0% OF TOTAL INVESTMENTS)
        499    Amscan Holdings Inc., Term Loan                           7.604%        5/25/13              B1             483,788
        684    Bluegrass Container Company LLC, Delayed Draw 1st         7.596%        6/30/13              BB             670,605
                Lien
      3,030    Bluegrass Container Company, LLC, 2nd Lien Term          10.320%       12/31/13              BB           2,990,530
                Loan
        970    Bluegrass Container Company, LLC, Delayed Draw,          10.320%       12/31/13               B             956,970
                2nd Lien
      2,286    Bluegrass Container Company, LLC, Term Loan B             7.599%        6/30/13              BB           2,241,232
     13,704    Graham Packaging Company, L.P., Term Loan                 7.625%       10/07/11              B+          13,076,226
        611    Smurfit-Stone Container Corporation,                      7.475%       11/01/10             Ba2             597,895
                Deposit-Funded Commitment
        419    Smurfit-Stone Container Corporation, Tranche C-1          7.375%       11/01/11             Ba2             410,239
      1,337    Smurfit-Stone Container Corporation, Term Loan C          7.375%       11/01/11             Ba2           1,307,205
      2,416    Smurfit-Stone Container Corporation, Term Loan B          7.375%       11/01/11             Ba2           2,363,331
----------------------------------------------------------------------------------------------------------------------------------
     25,956    Total Containers & Packaging                                                                             25,098,021
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED CONSUMER SERVICES - 0.9% (0.5% OF TOTAL INVESTMENTS)
      3,435    West Corporation, Term Loan                               7.753%       10/24/13             BB-           3,310,865
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 3.1% (1.9% OF TOTAL INVESTMENTS)
     11,933    Neilsen Finance LLC, Term Loan, WI/DD                       TBD             TBD             Ba3          11,641,180
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 10.3% (6.2% OF TOTAL INVESTMENTS)
      5,990    Cequel Communications LLC., Term Loan B, WI/DD              TBD             TBD             BB-           5,724,943
      3,000    Charter Communications Operating, LLC, Holdco Term        7.860%        9/06/14              B1           2,868,750
                Loan
      1,000    Choice One Communications, Term Loan B                    8.875%        6/30/12              B1             970,000
      2,993    Crown Castle International Corporation, Term Loan         6.839%        3/06/14            BBB-           2,820,431
     10,945    Intelsat, Ltd., Tranche B-2 Term Loan, WI/DD                TBD             TBD             BB+          10,648,571
      3,960    Intelsat Limited Term Loan                                7.360%        7/01/13             BB+           3,856,233
      2,000    Intelsat Limited Unsecured Term Loan                      7.855%        2/01/14              BB           1,954,108
      1,500    Iowa Telecommunications Services, Inc., Term Loan         7.110%       11/23/11             BB-           1,474,688
                B
      4,533    Level 3 Financing Incorporated, Term Loan                 7.610%        3/13/14              B+           4,359,557
      3,970    MetroPCS Wireless Inc., Term Loan                         7.625%       11/03/13             Ba3           3,870,750
----------------------------------------------------------------------------------------------------------------------------------
     39,891    Total Diversified Telecommunication Services                                                             38,548,031
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 3.4% (2.1% OF TOTAL INVESTMENTS)
      8,867    Calpine Corporation DIP Term Loan                         7.610%        3/29/09             N/R           8,613,599
      1,111    Calpine Corporation DIP Revolver, (5) (7)                 0.250%        3/29/09             N/R             (27,778)
        188    MACH Gen LLC, Synthetic Letter of Credit                  7.360%        2/22/13              B+             181,969
      1,803    MACH Gen LLC, Term Loan                                   7.360%        2/22/14              B+           1,750,236
      2,153    Murray Energy Corporation, Second Lien Term Loan         13.875%        1/28/11             N/R           2,282,180
----------------------------------------------------------------------------------------------------------------------------------
     14,122    Total Electric Utilities                                                                                 12,800,206
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5% (0.3% OF TOTAL INVESTMENTS)
      1,980    Sensata Technologies B.V., US Term Loan                   7.110%        4/27/13              BB           1,920,393
----------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.2% (0.2% OF TOTAL INVESTMENTS)
      1,000    Petroleum Geo-Services, Term Loan                         7.110%        6/28/15             Ba2             965,000
----------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 1.8% (1.1% OF TOTAL INVESTMENTS)
        651    Dole Foods Company Inc., Deposit-Funded Commitment        5.230%        4/12/13             BB-             616,977
      1,447    Dole Foods Company Inc., Term Loan B                      7.537%        4/12/13             BB-           1,370,845
      4,823    Dole Foods Company Inc., Term Loan C                      7.451%        4/12/13             BB-           4,569,483
----------------------------------------------------------------------------------------------------------------------------------
      6,921    Total Food Products                                                                                       6,557,305
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.4% (0.2% OF TOTAL INVESTMENTS)
      1,337    Kinetic Concepts Inc., Term Loan B-2                      6.860%        8/11/10            BBB-           1,337,970
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 8.9% (5.4% OF TOTAL INVESTMENTS)
      6,975    HCA, Inc., Term Loan, WI/DD                                 TBD             TBD              BB           6,745,990
      4,988    Health Management Associates, Term Loan                   7.110%        2/28/14             Ba2           4,862,813
      2,293    HealthSouth Corporation, Term Loan                        7.860%        3/10/14             BB-           2,237,095
        944    IASIS Healthcare, LLC, Delayed Term Loan (5)              5.703%        3/14/14             Ba2             886,498
        340    IASIS Healthcare, LLC LC Facility                         5.220%        3/14/14             Ba2             324,837

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (2)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES (continued)
 $    3,724    IASIS Healthcare, LLC, Term Loan                          7.360%        3/14/14             Ba2      $    3,556,169
        546    LifePoint Hospitals, Inc., Term Loan B                    6.985%        4/15/14              BB             520,807
     14,636    Vanguard Health Holding Company II, LLC,                  7.610%        9/23/11             Ba3          14,124,014
                Replacement Term Loan
----------------------------------------------------------------------------------------------------------------------------------
     34,446    Total Health Care Providers & Services                                                                   33,258,223
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE TECHNOLOGY - 0.5% (0.3% OF TOTAL INVESTMENTS)
      1,950    Emdeon Business Services LLC Term Loan                    7.610%       11/16/13             BB-           1,886,881
----------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 8.3% (5.0% OF TOTAL INVESTMENTS)
      3,952    24 Hour Fitness Worldwide, Inc., Term Loan B              7.870%        6/08/12             Ba3           3,912,950
        244    CBRL Group, Inc., Term Loan B-2 Delayed Draw              3.795%        4/28/13              BB             224,200
      2,970    Cedar Fair LP, Term Loan                                  7.320%        8/30/12              BB           2,872,649
      1,922    Green Valley Ranch Gaming, Term Loan B                    7.360%        2/16/14             BB-           1,874,216
      3,622    Intrawest Corporation, Term Loan                          7.327%       12/31/07             N/R           3,631,546
      3,000    Orbitz Worldwide Inc., Term Loan,                         8.340%        7/25/14             BB-           2,996,250
      1,965    Penn National Gaming, Inc., Term Loan B                   7.110%       10/03/12            BBB-           1,935,279
      2,000    Travelport LLC (aka TDS Investor Corporation)             0.000%        8/23/13               B             (90,000)
                Delayed Term Loan, (5) (7)
        714    Travelport, LC Facility                                   7.860%        8/23/13             BB-             698,943
      3,557    Travelport, Term Loan                                     7.820%        8/23/13             BB-           3,483,383
      2,000    Venetian Casino Resort, LLC (Las Vegas Sands,             0.750%        5/23/14              BB             (82,778)
                Inc.) Delayed Term Loan, (5) (7)
      8,000    Venetian Casino Resort, LLC, Term Loan                    7.110%        5/23/14              BB           7,668,888
      1,990    Worldspan LP, Term Loan                                   8.608%       12/07/13             Ba3           1,970,100
----------------------------------------------------------------------------------------------------------------------------------
     35,936    Total Hotels, Restaurants & Leisure                                                                      31,095,626
----------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 1.6% (1.0% OF TOTAL INVESTMENTS)
      6,184    Jarden Corporation, Term Loan                             7.110%        1/24/12             Ba2           6,064,516
----------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 2.4% (1.4% OF TOTAL INVESTMENTS)
      9,078    Prestige Brands, Inc., Term Loan B                        7.630%        4/06/11             BB-           8,873,722
----------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.7% (1.0% OF TOTAL INVESTMENTS)
      1,400    NRG Energy, Inc. Holdco Term Loan, (5) (7)                0.500%        2/01/13              BB             (32,900)
      1,962    NRG Energy Inc., Credit Linked Deposits                   7.110%        2/01/13             Ba1           1,899,912
      4,726    NRG Energy Inc., Term Loan                                7.110%        2/01/13             Ba1           4,576,453
----------------------------------------------------------------------------------------------------------------------------------
      8,088    Total Independent Power Producers & Energy Traders                                                        6,443,465
----------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 1.7% (1.0% OF TOTAL INVESTMENTS)
        995    Affirmative Insurance Holdings Inc., Term Loan            8.830%        2/01/14              B1             985,050
      5,407    Conseco, Inc., Term Loan                                  7.320%       10/10/13             BB-           5,204,457
----------------------------------------------------------------------------------------------------------------------------------
      6,402    Total Insurance                                                                                           6,189,507
----------------------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - 1.0% (0.6% OF TOTAL INVESTMENTS)
      3,887    Sabre, Inc., Term Loan                                    7.608%        9/30/14              B+           3,565,146
----------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 3.2% (1.9% OF TOTAL INVESTMENTS)
        998    Attachmate Corporation, NetIQ Corporation, Term           0.000%        4/13/12             BB-             987,525
                Loan
        340    Infor Global Solutions, Limited Term Loan DD              9.110%        7/28/12              B+             334,331
        652    Infor Global Solutions, Limited Term Loan                 9.110%        7/28/12              B+             640,801
     10,237    SunGard Data Systems Inc., Term Loan B                    7.356%        2/28/14              BB           9,854,275
----------------------------------------------------------------------------------------------------------------------------------
     12,227    Total IT Services                                                                                        11,816,932
----------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 1.4% (0.9% OF TOTAL INVESTMENTS)
      5,468    Bombardier Recreational Products, Inc. Term Loan          7.860%        6/28/13              B+           5,355,570
----------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 1.4% (0.8% OF TOTAL INVESTMENTS)
      1,589    Navistar International, Term Loan                         8.610%        1/19/12             BB-           1,521,361
        578    Navistar International Synthetic Letter of Credit         7.873%        1/19/12             BB-             553,222
      1,990    Oshkosh Truck Corporation, Term Loan                      7.110%       12/06/13            BBB-           1,927,035
        934    Rexnord Corporation, Term Loan B                          7.860%        7/19/13             Ba2             890,041
        279    Rexnord Corporation, Incremental Term Loan B-2            7.642%        7/19/13             Ba2             265,294
----------------------------------------------------------------------------------------------------------------------------------
      5,370    Total Machinery                                                                                           5,156,953
----------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 26.2% (15.8% OF TOTAL INVESTMENTS)
      1,970    AMC Entertainment Inc., Term Loan                         7.070%        1/26/13             Ba1           1,904,333
      2,500    American Lawyer Media, Inc., Second Lien Term Loan       11.070%        3/07/11            Caa1           2,497,916

         JRO
        Nuveen Floating Rate Income Opportunity Fund (continued)
        Portfolio of INVESTMENTS July 31, 2007

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (2)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               MEDIA (continued)
 $      544    Blockbuster, Inc., Term Loan A                            8.821%        8/20/09              B+      $      531,646
      2,044    Blockbuster, Inc., Term Loan B                            8.640%        8/20/11              B+           2,004,633
      1,000    Canwest Mediaworks L.P., Term Loan                        7.340%        7/10/15             Ba1             980,000
      7,800    Charter Communications Operating, LLC, Term Loan          7.360%        3/06/14              B+           7,433,400
      4,110    Clear Channel Entertainment, Term Loan B                  8.100%        6/20/13             BB-           3,986,327
        987    Cumulus Media Inc, Term Loan                              7.084%        6/11/14             Ba3             974,950
      2,000    HIT Entertainment Inc., Second Lien Term Loan            10.860%        2/26/13              B+           1,979,167
      3,920    HIT Entertainment Inc., Term Loan B                       7.340%        3/20/12             Ba3           3,797,546
      4,975    Idearc Inc., Term Loan                                    7.360%       11/17/14            BBB-           4,763,562
      2,993    Metro-Goldwyn-Mayer Studios, Inc., Term Loan              8.610%        4/08/12              B+           2,834,713
      3,945    Metro-Goldwyn-Mayer Studios, Inc., Term Loan B            8.610%        4/08/12              B+           3,737,026
      3,000    NextMedia Operating Inc., Second Lien Term Loan           0.000%       11/15/12            CCC+           2,932,500
      3,000    Philadelphia Newspapers, Senior Mezzanine Term           16.000%        6/29/12             N/R           2,685,000
                Loan A
      1,912    ProQuest Company, Term Loan B                             8.334%        2/09/14             N/R           1,902,108
      3,881    Regal Cinemas Corporation, Term Loan                      6.860%       10/27/13             Ba2           3,778,373
      7,000    Thomson Learning Center, Term Loan                        8.070%        7/05/14              B+           6,594,000
      3,733    Tribune Company, Term Loan X                              7.860%        5/17/09             BB+           3,666,667
     15,000    Tribune Company, Term Loan B                              8.360%        5/17/14             BB+          13,671,428
        906    Univision Communications Inc. Delayed Term Loan,          1.000%        9/29/14              B+             (66,651)
                (5) (7)
      2,000    Univision Communications, Second Lien Term Loan           7.820%        3/29/09              B3           1,954,000
     14,094    Univision Communications, Term Loan                       7.610%        9/29/14             Ba3          13,057,173
        427    Valassis Communications, Inc. Delayed Draw Term,          1.000%        3/02/14              BB             (17,600)
                (5) (7)
      1,436    Valassis Communications, Inc., Tranche B Term Loan        7.110%        3/02/14              BB           1,376,829
      4,824    WMG Acquisition Corp., Term Loan                          7.360%        2/28/11             Ba2           4,722,425
      4,025    Yell Group, Term Loan                                     7.320%       10/27/12             Ba3           3,969,656
----------------------------------------------------------------------------------------------------------------------------------
    104,026    Total Media                                                                                              97,651,127
----------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 1.5% (0.9% OF TOTAL INVESTMENTS)
      2,534    Amsted Industries Incorporated, Delayed Draw Term         7.360%        4/05/13              BB           2,420,289
                Loan
      3,487    Amsted Industries Incorporated, Term Loan                 7.360%        4/05/13              BB           3,356,479
----------------------------------------------------------------------------------------------------------------------------------
      6,021    Total Metals & Mining                                                                                     5,776,768
----------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 2.1% (1.2% OF TOTAL INVESTMENTS)
      4,000    Callon Petroleum, Term Loan                              12.320%        9/08/10             N/R           4,000,000
        301    Coffeyville Resources LLC, Credit Linked Deposits         8.360%       12/28/10              B+             286,883
      1,545    Coffeyville Resources LLC., Term Loan                     8.437%       12/28/10              B+           1,474,827
      2,000    El Paso Corporation, LC Facility                          7.320%        7/31/11             Ba1           1,930,000
----------------------------------------------------------------------------------------------------------------------------------
      7,846    Total Oil, Gas & Consumable Fuels                                                                         7,691,710
----------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 3.5% (2.1% OF TOTAL INVESTMENTS)
      3,101    Georgia-Pacific Corporation, Term Loan B-2                7.110%       12/20/12             BB+           2,937,871
      7,880    Georgia-Pacific Corporation, Term Loan B                  7.110%       12/20/12             BB+           7,464,889
      2,885    Ply Gem Industries Inc., Term Loan B-3                    8.110%        8/15/11             BB-           2,730,851
        108    Ply Gem Industries Inc., Canadien Term Loan               8.110%        8/15/11              B+             102,046
----------------------------------------------------------------------------------------------------------------------------------
     13,974    Total Paper & Forest Products                                                                            13,235,657
----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUST - 0.2% (0.2% OF TOTAL INVESTMENTS)
        995    Landsource Holding Company LLC, Term Loan                 8.110%        2/27/13             BB+             936,959
----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.2% (2.5% OF TOTAL INVESTMENTS)
      4,563    Capital Automotive, Term Loan                             7.070%       12/15/10             BB+           4,475,424
      9,500    LNR Property Corporation, Term Loan B                     8.110%        7/12/11              B+           9,145,446
      1,958    Pivotal Promontory Club, First Lien Term Loan             8.070%        8/31/11             N/R           1,889,207
----------------------------------------------------------------------------------------------------------------------------------
     16,021    Total Real Estate Management & Development                                                               15,510,077
----------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 5.0% (3.0% OF TOTAL INVESTMENTS)
        444    Hertz LC Facility                                         5.360%       12/21/12             BB+             431,852
      2,476    Hertz Term Loan                                           7.101%       12/21/12             BB+           2,406,294
     17,674    Swift Transportation, Term Loan                           8.375%        5/10/14             BB-          15,774,419
----------------------------------------------------------------------------------------------------------------------------------
     20,594    Total Road & Rail                                                                                        18,612,565
----------------------------------------------------------------------------------------------------------------------------------

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (2)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 1.9% (1.1% OF TOTAL INVESTMENTS)
 $    5,419    Advanced Micro Devices, Inc. Term Loan                    7.360%       12/31/13             Ba2      $    5,100,610
      1,990    Freescale Semiconductor, Inc. Term Loan                   7.110%        3/30/14            Baa3           1,835,549
----------------------------------------------------------------------------------------------------------------------------------
      7,409    Total Semiconductors & Equipment                                                                          6,936,159
----------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 2.8% (1.7% OF TOTAL INVESTMENTS)
      6,819    Dealer Computer Service, Term Loan                        7.360%       10/26/12              BB           6,631,916
      4,000    Dealer Computer Service, Second Lien Term Loan           10.860%       10/26/13              B3           3,980,000
----------------------------------------------------------------------------------------------------------------------------------
     10,819    Total Software                                                                                           10,611,916
----------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 6.1% (3.7% OF TOTAL INVESTMENTS)
        983    Burlington Coat Factory Warehouse Corporation,            7.610%        5/28/11              B2             912,409
                Term Loan
      3,920    FGX International, Term Loan                              9.360%       12/09/12              B+           3,763,200
      6,820    Michaels Stores Inc., Term Loan                           7.625%       10/31/13               B           6,401,184
      1,985    Sally Holdings LLC, Term Loan                             7.860%       11/16/12             BB-           1,926,070
      7,000    TRU 2005 RE Holding Co. I, Term Loan                      8.320%       12/09/08              B3           6,930,000
      3,000    Toys "R" Us, Delaware Inc., Term Loan B                   9.610%        7/19/12             BB-           2,977,500
----------------------------------------------------------------------------------------------------------------------------------
     23,708    Total Specialty Retail                                                                                   22,910,363
----------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS -- 1.8% (1.1% OF TOTAL INVESTMENTS)
      1,852    HanesBrands Inc., Term Loan                               7.104%        9/05/13              BB           1,796,001
      1,000    HanesBrands Inc., Second Lien Term Loan                   9.110%        3/05/14              BB             979,500
      3,950    Visant Holding Corporation, Term Loan C                   7.330%        7/29/10             Ba1           3,972,849
----------------------------------------------------------------------------------------------------------------------------------
      6,802    Total Textiles, Apparel & Luxury Goods                                                                    6,748,350
----------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.5% (0.3% OF TOTAL INVESTMENTS)
      2,000    Ashtead Group Public Limited Company, Term Loan           7.125%        8/31/11             BB+           2,000,000
----------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 1.8% (1.1% OF TOTAL INVESTMENTS)
      7,000    Asurion Corporation, Term Loan                            8.320%        8/01/12             N/R           6,553,751
----------------------------------------------------------------------------------------------------------------------------------
 $  570,461    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST                                                         540,353,425
                $561,685,476)
==================================================================================================================================

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                       COUPON          MATURITY     RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 14.9% (9.0% OF TOTAL INVESTMENTS)
               DIVERSIFIED TELECOMMUNICATION SERVICES - 3.2% (1.9% OF TOTAL INVESTMENTS)
 $    1,500    Intelsat Bermuda Limited, Floating Rate Note,          8.827%          1/15/15               B     $    1,515,000
                3.500% plus six-month LIBOR
     10,000    Qwest Corporation, Floating Rate Note, 3.250%          8.609%          6/15/13              BB         10,400,000
                plus three-month LIBOR
--------------------------------------------------------------------------------------------------------------------------------
     11,500    Total Diversified Telecommunication Services                                                           11,915,000
--------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.4% (0.2% OF TOTAL INVESTMENTS)
      1,500    Reable Therapeutics Financing Corporation             11.750%         11/15/14            CCC+          1,507,500
--------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.8% (0.5% OF TOTAL INVESTMENTS)
      3,000    Community Health Systems, Inc.                         8.875%          7/15/15              B-          2,928,750
--------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 4.1% (2.4% OF TOTAL INVESTMENTS)
     15,000    Cablevision Systems Corporation, Floating Rate         9.827%          4/01/09              B+         15,150,000
                Note, 4.500% plus six-month LIBOR
--------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.5% (0.3% OF TOTAL INVESTMENTS)
      2,000    Verso Paper Holdings LLC., Series B                    9.125%          8/01/14              B+          2,015,000
--------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUST - 0.8% (0.5% OF TOTAL INVESTMENTS)
      3,000    Felcor Lodging LP, Floating Rate Note, 1.875%          7.202%         12/01/11             Ba3          2,988,750
                plus six-month LIBOR
--------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.2% (0.2% OF TOTAL INVESTMENTS)
      1,000    Saint Acquisition Corporation, Floating Rate          13.109%          5/15/15               B            715,000
                Note, 7.750% plus three-month LIBOR, 144A
--------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 4.1% (2.5% OF TOTAL INVESTMENTS)
      5,000    Avago Technologies Finance Pte. Ltd., Floating        10.859%          6/01/13               B          5,100,000
                Rate Note, 5.500% plus three-month LIBOR
     11,000    NXP BV, Floating Rate Note, 2.750% plus                8.109%         10/15/13             Ba2         10,298,750
                three-month LIBOR
--------------------------------------------------------------------------------------------------------------------------------
     16,000    Total Semiconductors & Equipment                                                                       15,398,750
--------------------------------------------------------------------------------------------------------------------------------

         JRO
        Nuveen Floating Rate Income Opportunity Fund (continued)
        Portfolio of INVESTMENTS July 31, 2007

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                       COUPON          MATURITY     RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.2% (0.2% OF TOTAL INVESTMENTS)
 $    1,000    Telcordia Technologies, Floating Rate Note,            9.109%          7/15/12               B     $      895,000
                3.75% plus three-month LIBOR, 144A
--------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.6% (0.3% OF TOTAL INVESTMENTS)
      2,000    Penhall International Corporation                     12.000%          8/01/14              B-          2,130,000
--------------------------------------------------------------------------------------------------------------------------------
 $   56,000    TOTAL CORPORATE BONDS (COST $56,300,367)                                                               55,643,750
================================================================================================================================
     SHARES    DESCRIPTION (1)                                                                                            VALUE
--------------------------------------------------------------------------------------------------------------------------------
               WARRANTS - 0.2% (0.1% OF TOTAL INVESTMENTS)
 $   26,182    Reliant Energy Inc. - Warrant Class A                                                              $      562,913
--------------------------------------------------------------------------------------------------------------------------------
               TOTAL WARRANTS (COST $184,678)                                                                            562,913
               -----------------------------------------------------------------------------------------------------------------
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                      COUPON          MATURITY                              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 6.2% (3.7% OF TOTAL INVESTMENTS)
 $   23,090    Repurchase Agreement with Fixed Income Clearing        4.870%          8/01/07                     $   23,090,105
                Corporation, dated 7/31/07, repurchase price
                $23,093,229, collateralized by $23,495,000 U.S.
                Treasury Notes, 4.500%, due 11/30/11, value
                $23,553,738
 ==========    -----------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $23,090,105)                                                        23,090,105
               =================================================================================================================
               TOTAL INVESTMENTS (COST $641,260,626) -- 166.0%                                                       619,650,193
               -----------------------------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES - (1.7)%                                                                 (6,284,690)
               -----------------------------------------------------------------------------------------------------------------
               PREFERRED SHARES, AT LIQUIDATION VALUE --(64.3)%                                                     (240,000,000)
               -----------------------------------------------------------------------------------------------------------------
               NET ASSETS APPLICABLE TO COMMON SHARES -- 100%                                                     $  373,365,503
               =================================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (3)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard &
                 Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (4)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ('LIBOR'), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (5)      Position or portion of position represents an unfunded Senior Loan commitment outstanding at July 31, 2007.
        (6)      At or subsequent to July 31, 2007, this issue was under the protection of the Federal
                 Bankruptcy Court.
        (7)      Negative value represents unrealized depreciation on Senior Loan commitment at July 31,
                 2007.
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        TBD      Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
      WI/DD      Purchased on a when-issued or delayed delivery basis.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS AND LIABILITIES

                                                     July 31, 2007

                                                                                                  FLOATING RATE
                                                                    SENIOR      FLOATING RATE            INCOME
                                                                    INCOME             INCOME       OPPORTUNITY
                                                                     (NSL)              (JFR)             (JRO)
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $406,124,525, $1,053,480,530 and
  $641,260,626, respectively)                                 $386,455,978     $1,017,073,810     $619,650,193
Receivables:
  Interest                                                       3,502,079          9,011,941        5,958,112
  Investments sold                                               2,656,803         12,600,380          149,961
Other assets                                                        98,847             64,932           30,886
---------------------------------------------------------------------------------------------------------------
     Total assets                                              392,713,707      1,038,751,063      625,789,152
---------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                          --                 --           27,500
Payables:
  Borrowings                                                   103,000,000                 --               --
  Investments purchased                                          2,158,971         13,492,885        8,952,931
Accrued expenses:
  Management fees                                                  231,309            444,265          282,829
  Interest on borrowings                                           474,338                 --               --
  Other                                                            201,599            281,933          174,357
  Common share dividends payable                                 1,789,506          4,463,917        2,895,517
Preferred share dividends payable                                   78,644            224,949           90,515
---------------------------------------------------------------------------------------------------------------
     Total liabilities                                         107,934,367         18,907,949       12,423,649
---------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                          46,000,000        400,000,000      240,000,000
---------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $238,779,340     $  619,843,114     $373,365,503
===============================================================================================================
Common shares outstanding                                       29,834,353         47,395,206       28,419,322
===============================================================================================================
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $       8.00     $        13.08     $      13.14
===============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $    298,344     $      473,952     $    284,193
Paid-in surplus                                                283,099,960        668,752,272      400,814,445
Undistributed (Over-distribution of) net investment income       1,647,884          1,549,064        1,505,889
Accumulated net realized gain (loss) from investments          (26,598,301)       (14,525,454)      (7,628,591)
Net unrealized appreciation (depreciation) of investments      (19,668,547)       (36,406,720)     (21,610,433)
---------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $238,779,340     $  619,843,114     $373,365,503
===============================================================================================================
Authorized shares:
  Common                                                         Unlimited          Unlimited        Unlimited
  Preferred                                                      Unlimited          Unlimited        Unlimited
===============================================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                                Year Ended July 31, 2007

                                                                                                    FLOATING RATE
                                                                      SENIOR     FLOATING RATE             INCOME
                                                                      INCOME            INCOME        OPPORTUNITY
                                                                       (NSL)             (JFR)              (JRO)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends and Interest                                           $31,694,527     $ 80,269,640      $  49,953,381
Fees                                                                 736,620          519,036            540,137
-----------------------------------------------------------------------------------------------------------------
Total investment income                                           32,431,147       80,788,676         50,493,518
-----------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                    3,345,819        8,697,928          5,292,013
Preferred shares - auction fees                                      115,000        1,000,000            600,000
Preferred shares - dividend disbursing agent fees                      6,000           23,792             22,079
Shareholders' servicing agent fees and expenses                        4,125              426                362
Interest expense and program usage fees                            5,585,852               --                 --
Commitment fees                                                      347,298               --                 --
Custodian's fees and expenses                                        157,948          381,908            231,999
Trustees' fees and expenses                                           10,671           27,745             16,898
Professional fees                                                     57,348           79,938             55,655
Shareholders' reports - printing and mailing expenses                 59,450          127,180             69,174
Stock exchange listing fees                                           10,802           17,169             10,261
Investor relations expense                                            51,198          140,504             84,200
Other expenses                                                        19,562           32,490             49,155
-----------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit, expense
  reimbursement and legal fee refund                               9,771,073       10,529,080          6,431,796
  Custodian fee credit                                                (1,548)          (3,672)            (3,323)
  Expense reimbursement                                             (701,917)      (3,396,018)        (1,915,476)
  Legal fee refund                                                   (10,872)              --                 --
-----------------------------------------------------------------------------------------------------------------
Net expenses                                                       9,056,736        7,129,390          4,512,997
-----------------------------------------------------------------------------------------------------------------
Net investment income                                             23,374,411       73,659,286         45,980,521
-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                           (350,432)      (2,130,195)           502,052
Change in net unrealized appreciation (depreciation) of
  investments                                                     (9,321,958)     (35,146,735)       (22,948,051)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           (9,672,390)     (37,276,930)       (22,445,999)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                        (2,350,335)     (20,147,989)       (12,097,865)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $11,351,686     $ 16,234,367      $  11,436,657
=================================================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS

                                                                          FLOATING RATE                     FLOATING RATE
                                       SENIOR INCOME (NSL)                 INCOME (JFR)               INCOME OPPORTUNITY (JRO)
                                  -----------------------------    ----------------------------     -----------------------------
                                    YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                       7/31/07          7/31/06         7/31/07         7/31/06          7/31/07          7/31/06
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 23,374,411     $ 20,514,989    $ 73,659,286    $ 61,979,154     $ 45,980,521    $ 39,228,036
Net realized gain (loss) from
  investments                         (350,432)        (586,687)     (2,130,195)       (613,927)         502,052        (899,739)
Net realized gain (loss) from
  SAMI                                      --               --              --          63,959               --              --
Change in net unrealized
  appreciation (depreciation) of
  investments                       (9,321,958)      (3,741,140)    (35,146,735)     (7,633,568)     (22,948,051)     (2,806,257)
Change in net unrealized
  appreciation (depreciation) of
  SAMI                                      --               --              --         (46,786)              --              --
Distributions to Preferred
  Shareholders from net
  investment income                 (2,350,335)      (1,963,968)    (20,147,989)    (16,418,103)     (12,097,865)     (9,837,234)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets applicable to Common
  shares from operations            11,351,686       14,223,194      16,234,367      37,330,729       11,436,657      25,684,806
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
  SHAREHOLDERS
From net investment income         (21,051,832)     (18,614,747)    (55,429,281)    (47,003,199)     (34,580,106)    (29,277,360)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
  applicable to Common shares
  from distributions to Common
  shareholders                     (21,051,832)     (18,614,747)    (55,429,281)    (47,003,199)     (34,580,106)    (29,277,360)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from shares
    issued to shareholders due
    to reinvestment of
    distributions                      208,550           64,606       1,521,407              --          314,446              --
  Offering costs adjustments                --               --              --          (2,399)              --          (2,491)
Preferred shares offering costs
  adjustments                               --               --              --          (2,399)              --          (2,491)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets applicable to Common
  shares from capital share
  transactions                         208,550           64,606       1,521,407          (4,798)         314,446          (4,982)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets applicable to Common
  shares                            (9,491,596)      (4,326,947)    (37,673,507)     (9,677,268)     (22,829,003)     (3,597,536)
Net assets applicable to Common
  shares at the beginning of
  year                             248,270,936      252,597,883     657,516,621     667,193,889      396,194,506     399,792,042
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of year       $238,779,340     $248,270,936    $619,843,114    $657,516,621     $373,365,503    $396,194,506
=================================================================================================================================
Undistributed (Over-distribution
  of) net investment income at
  the end of year                 $  1,647,884     $  1,510,476    $  1,549,064    $   (498,871)    $  1,505,889    $    182,787
=================================================================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CASH FLOWS

                                                Year Ended July 31, 2007

                                                                                                  FLOATING RATE
                                                                     SENIOR     FLOATING RATE            INCOME
                                                                     INCOME            INCOME       OPPORTUNITY
                                                                      (NSL)             (JFR)             (JRO)
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM OPERATIONS                                      $  11,351,686   $    16,234,367   $   11,436,657
Adjustments to reconcile the net increase (decrease) in net
  assets applicable to Common shares from operations to net
  cash provided by (used in) operating activities:
  Purchases of investments                                     (317,002,729)     (867,705,937)    (507,737,055)
  Proceeds from sales of investments                            314,481,089       835,711,394      503,004,138
  Proceeds from (Purchases of) short-term investments, net        6,473,990        39,208,200       (3,940,000)
  Amortization/(Accretion) of premiums and discounts, net            84,223           872,695          605,471
  (Increase) Decrease in receivable for interest                   (180,761)          227,222         (523,722)
  (Increase) Decrease in receivable for investments sold          3,264,343        (7,620,571)      11,150,939
  (Increase) Decrease in other assets                               (14,941)          (18,610)         (11,865)
  Increase (Decrease) in payable for investments purchased       (9,384,006)       (5,217,102)      (5,469,818)
  Increase (Decrease) in accrued management fees                     32,935            (7,992)          (4,861)
  Increase (Decrease) in interest on borrowings                       6,312                --               --
  Increase (Decrease) in accrued other liabilities                   22,943             1,387           15,952
  Increase (Decrease) in Preferred share dividends payable            5,918           (24,411)         (32,470)
  Net realized (gain) loss from investments                         350,432         2,130,195         (502,052)
  Net realized (gain) loss from paydowns                            165,164           409,436          329,791
  Change in net unrealized (appreciation) depreciation of
  investments                                                     9,321,958        35,146,735       22,948,051
  Taxes paid on undistributed capital gains                          75,220            96,949           73,487
---------------------------------------------------------------------------------------------------------------
  Net cash provided by (used in) operating activities            19,053,776        49,443,957       31,342,643
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                  (19,053,776)      (49,443,957)     (31,370,143)
---------------------------------------------------------------------------------------------------------------
  Net cash provided by (used in) financing activities           (19,053,776)      (49,443,957)     (31,370,143)
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                          --                --          (27,500)
Cash at the beginning of year                                            --                --               --
---------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                       $          --   $            --   $      (27,500)
===============================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid by Senior Income (NSL) for interest on bank borrowings during the year ended July 31, 2007, was $5,579,542.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $208,550, $1,521,407 and $314,446 for Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity
(JRO).
                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Senior Income Fund (NSL), Nuveen Floating Rate Income Fund (JFR) and Nuveen Floating Rate Income Opportunity Fund (JRO). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide a high level of current income by investing primarily in senior loans whose interest rates float or adjust periodically based on a benchmark interest rate index.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of senior loans, bonds and other securities in the Funds' investment portfolios, other than subordinated loans issued by middle market companies, are generally provided by one or more independent pricing services approved by the Funds' Board of Trustees. Floating Rate Income Opportunity (JRO) currently expects that the independent pricing services will be unable to provide a market based price for certain of the privately negotiated subordinated loans issued by middle market companies. The pricing services, with input from Symphony Asset Management, LLC ("Symphony"), an indirect wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen, will estimate the fair value for such subordinated loans, subject to the supervision of Symphony and the Adviser. Floating Rate Income Opportunity (JRO) may engage an independent appraiser to periodically provide an independent determination of the value, or an opinion with respect to the pricing services' value, of such loans. The pricing services typically value exchange-listed securities at the last sales price on that day; and value senior loans, bonds and other securities traded in the over-the-counter market at the mean of the highest bona fide bid and lowest bona fide asked prices when current quotations are readily available. The pricing services or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term investments are valued at amortized cost, which approximates market value.

The senior and subordinated loans in which the Funds invest are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that loan.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds maintain liquid assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2007, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had outstanding when-issued/delayed delivery purchase commitments of $2,158,971, $8,860,000 and $8,952,931, respectively.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior and subordinated loans. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or

   Notes to
   FINANCIAL STATEMENTS (continued)

enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented in the Statement of Operations for Senior Income (NSL) reflects a refund of workout expenditures paid in a prior reporting period.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Each Fund declares monthly income distributions to Common shareholders. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Preferred Shares

Senior Income (NSL) has issued and outstanding 1,840 shares of Series TH, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every 28 days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. Senior Income
(NSL) has also effected financial leverage by borrowing, as described in Footnote 8.

Floating Rate Income (JFR) has issued and outstanding 4,000 shares of each Series M, T, W and F, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Floating Rate Income Opportunity (JRO) issued 3,200 shares of each Series M, TH and F, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Select Aggregate Market Index

Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) may invest in Select Aggregate Market Indexes ("SAMI") to synthetically increase their exposure to the senior secured loan market during a period when the Funds otherwise would have excess uninvested cash. The SAMI is designed to replicate the performance and risk of the CSFB Leveraged Loan Index. An investment in a SAMI, when combined with high-grade short-term investments such as repurchase agreements related to U.S. government securities in an amount equal to the notional amount of the SAMI, is designed to provide an aggregate return equivalent to an investment in a basket of senior secured bank loan debt ("Reference Obligations"), less certain costs.

Upon entering into a SAMI, the Funds may pay the counterparty a premium based on the notional amount. The premium, if any, will be amortized over the life of the SAMI and recorded in "Other assets" in the Statement of Assets and Liabilities. The Funds will receive from the counterparty a fixed-rate interest payment based on the notional amount of the contract. In exchange for the interest payment, the Funds protect the counterparty from the risk of loss at the time of a credit event, such as a bankruptcy or default, affecting any of the Reference Obligations. Interest is recorded on an accrual basis and included in "Interest Income" in the Statement of Operations. The Funds are required to provide collateral to the counterparty based on a percentage of the notional amount of the SAMI and have instructed the custodian to segregate liquid assets with a current value at least equal to the remaining notional amount of the SAMI. The SAMI is valued daily and any change in value is recorded in "Change in net unrealized appreciation (depreciation) of SAMI." Upon termination of a SAMI, net realized gain (loss) is recorded in "Net realized gain (loss) from SAMI." Although there are economic advantages of entering into SAMI transactions, there are also additional risks, including but not limited to senior loan credit risk and the inability of the counterparty to meet its interest payment obligations. During the fiscal year ended July 31, 2007, neither Fund invested in a SAMI.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Funds' cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                                                                                     FLOATING RATE INCOME
                                         SENIOR INCOME (NSL)       FLOATING RATE INCOME (JFR)          OPPORTUNITY (JRO)
                                      -------------------------   ----------------------------    ---------------------------
                                           YEAR            YEAR           YEAR            YEAR            YEAR           YEAR
                                          ENDED           ENDED          ENDED           ENDED           ENDED          ENDED
                                        7/31/07         7/31/06        7/31/07         7/31/06         7/31/07        7/31/06
-----------------------------------------------------------------------------------------------------------------------------
Common shares
  Issued to shareholders due to
    reinvestment of distributions        24,436           7,631        108,286              --          22,271             --
-----------------------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended July 31, 2007, were as follows:

                                                                                                                   FLOATING
                                                                                               FLOATING                RATE
                                                                             SENIOR                RATE              INCOME
                                                                             INCOME              INCOME         OPPORTUNITY
                                                                              (NSL)               (JFR)               (JRO)
---------------------------------------------------------------------------------------------------------------------------
Purchases                                                             $317,002,729        $867,705,937         $507,737,055
Sales and maturities                                                   314,481,089         835,711,394          503,004,138
---------------------------------------------------------------------------------------------------------------------------

   Notes to
   FINANCIAL STATEMENTS (continued)

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing certain gains and losses on investment transactions and for Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) recognition of premium amortization. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2007, the cost of investments was as follows:

                                                                                                                   FLOATING
                                                                                               FLOATING                RATE
                                                                             SENIOR                RATE              INCOME
                                                                             INCOME              INCOME         OPPORTUNITY
                                                                              (NSL)               (JFR)               (JRO)
---------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                   $406,148,721       $1,054,624,680        $641,837,692
---------------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2007, were as follows:

                                                                                                                   FLOATING
                                                                                               FLOATING                RATE
                                                                             SENIOR                RATE              INCOME
                                                                             INCOME              INCOME         OPPORTUNITY
                                                                              (NSL)               (JFR)               (JRO)
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                       $   1,731,665       $   1,842,539       $    1,184,470
  Depreciation                                                         (21,424,408)        (39,393,409)         (23,371,969)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            $ (19,692,743)      $ (37,550,870)      $  (22,187,499)
---------------------------------------------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2007, the Funds' tax year end, were as follows:

                                                                                                                   FLOATING
                                                                                               FLOATING                RATE
                                                                             SENIOR                RATE              INCOME
                                                                             INCOME              INCOME         OPPORTUNITY
                                                                              (NSL)               (JFR)               (JRO)
---------------------------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                                     $3,561,339          $7,624,587           $5,142,957
Undistributed net long-term capital gains                                       --                  --                   --
---------------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 2, 2007, paid on August 1, 2007.

The tax character of distributions paid during the Funds' tax years ended July 31, 2007 and July 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                                                                   FLOATING
                                                                                               FLOATING                RATE
                                                                             SENIOR                RATE              INCOME
                                                                             INCOME              INCOME         OPPORTUNITY
2007                                                                          (NSL)               (JFR)               (JRO)
---------------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                               $23,156,268         $75,094,286          $46,438,342
Distributions from net long-term capital gains                                  --                  --                   --
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                   FLOATING
                                                                                               FLOATING                RATE
                                                                             SENIOR                RATE              INCOME
                                                                             INCOME              INCOME         OPPORTUNITY
2006                                                                          (NSL)               (JFR)               (JRO)
---------------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                               $20,471,502         $62,698,822          $38,562,840
Distributions from net long-term capital gains                                  --                  --                   --
---------------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2007, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                                   FLOATING
                                                                                               FLOATING                RATE
                                                                             SENIOR                RATE              INCOME
                                                                             INCOME              INCOME         OPPORTUNITY
                                                                              (NSL)               (JFR)               (JRO)
---------------------------------------------------------------------------------------------------------------------------
Expiration year:
  2010                                                                 $14,867,781                $ --                 $ --
  2011                                                                  10,704,255                  --                   --
  2012                                                                          --                  --                   --
  2013                                                                          --             819,145               30,377
  2014                                                                          --           2,934,270            2,151,577
  2015                                                                   1,002,070           9,492,118            5,017,841
---------------------------------------------------------------------------------------------------------------------------
Total                                                                  $26,574,106         $13,245,533           $7,199,795
---------------------------------------------------------------------------------------------------------------------------

The following Funds elected to defer net realized losses from investments incurred from November 1, 2006 through July 31, 2007 ("post-October losses") in accordance with federal income tax regulations. Post-October losses were treated as having arisen on the first day of the following fiscal year.

                                                                                            FLOATING
                                                                        FLOATING                RATE
                                                                            RATE              INCOME
                                                                          INCOME         OPPORTUNITY
                                                                           (JFR)               (JRO)
----------------------------------------------------------------------------------------------------
                                                                     $1,223,128             $428,465
----------------------------------------------------------------------------------------------------

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

                                                                                              SENIOR INCOME (NSL)
AVERAGE DAILY MANAGED ASSETS                                                                  FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------
For the first $1 billion                                                                                    .6500%
For the next $1 billion                                                                                     .6375
For the next $3 billion                                                                                     .6250
For the next $5 billion                                                                                     .6000
For Managed Assets over $10 billion                                                                         .5750
-----------------------------------------------------------------------------------------------------------------

   Notes to
   FINANCIAL STATEMENTS (continued)

                                                                                              FLOATING RATE INCOME (JFR)
                                                                                  FLOATING RATE INCOME OPPORTUNITY (JRO)
AVERAGE DAILY MANAGED ASSETS                                                                         FUND-LEVEL FEE RATE
------------------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                        .6500%
For the next $500 million                                                                                         .6250
For the next $500 million                                                                                         .6000
For the next $500 million                                                                                         .5750
For Managed Assets over $2 billion                                                                                .5500
------------------------------------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of July 31, 2007, the complex-level fee was .1831%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Symphony under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fee paid to the Adviser.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Senior Income's (NSL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
OCTOBER 31,                                                    OCTOBER 31,
-----------------------------------------------------------------------------------------------------
1999 *                            .45%                         2005                               .35%
2000                              .45                          2006                               .25
2001                              .45                          2007                               .15
2002                              .45                          2008                               .10
2003                              .45                          2009                               .05
2004                              .45
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Senior Income (NSL) for any portion of its fees and expenses beyond October 31, 2009.

For the first eight years of Floating Rate Income's (JFR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
MARCH 31,                                                      MARCH 31,
-----------------------------------------------------------------------------------------------------
2004 *                            .32%                         2009                               .32%
2005                              .32                          2010                               .24
2006                              .32                          2011                               .16
2007                              .32                          2012                               .08
2008                              .32
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income (JFR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Floating Rate Income Opportunity's (JRO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
JULY 31,                                                       JULY 31,
-----------------------------------------------------------------------------------------------------
2004 *                            .30%                         2009                               .30%
2005                              .30                          2010                               .22
2006                              .30                          2011                               .14
2007                              .30                          2012                               .07
2008                              .30
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income Opportunity (JRO) for any portion of its fees and expenses beyond July 31, 2012.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC, pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investors include an affiliate of Merrill Lynch. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Funds upon and after the acquisition. One important implication of this is that the Funds will not be able to buy securities from or sell securities to Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Funds to pursue their investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions,

   Notes to
   FINANCIAL STATEMENTS (continued)

including obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement. The obligations of Windy City to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund has approved a new investment management agreement with the Adviser. The agreement is being presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. COMMITMENTS

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commit-ments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At July 31, 2007, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had unfunded senior loan commitments of $4,800,817, $13,553,753 and $8,655,791, respectively.

7. SENIOR LOAN PARTICIPATION COMMITMENTS

With respect to the senior loans held in each Fund's portfolio, the Funds may:
1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At July 31, 2007, none of the Funds had any outstanding participation commitments.

8. BORROWINGS

In accordance with Senior Income's (NSL) current investment policies, the Fund may utilize financial leverage for investment purposes in an amount currently anticipated to represent approximately 40% of the Fund's total assets, and in no event exceeding 50% of the Fund's total assets.

Senior Income (NSL) has entered into a commercial paper program ($110 million maximum) with Bank One's (currently JPMorgan) conduit financing agency, Falcon Asset Securitization Corp. ("Falcon"), whose sole purpose is the issuance of high grade commercial paper. Falcon uses the proceeds to makes advances to Senior Income (NSL) and to many other borrowers who comprise Falcon's total borrowing base. For the fiscal year ended July 31, 2007, the average daily balance of borrowings under the commercial paper program agreement was $103 million. The average annualized interest rate for funding and program usage fees on such borrowings was 5.42%.

Senior Income (NSL) has also entered into a $110 million liquidity facility. If the facility is utilized, interest on the borrowings would be charged to a variable interest rate. An unused commitment fee of .095% on 102% of the unused portion of the $110 million facility is charged. There were no borrowings under the revolving credit agreement during the fiscal year ended July 31, 2007.

9. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by January 31, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

10. SUBSEQUENT EVENT

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their net investment income which was paid on September 4, 2007, to shareholders of record on August 15, 2007, as follows:

                                                                                                                   FLOATING
                                                                                               FLOATING                RATE
                                                                             SENIOR                RATE              INCOME
                                                                             INCOME              INCOME         OPPORTUNITY
                                                                              (NSL)               (JFR)               (JRO)
---------------------------------------------------------------------------------------------------------------------------
Dividend per share                                                           $.0615              $.1005              $.1045
---------------------------------------------------------------------------------------------------------------------------

           Financial

           HIGHLIGHTS
      Selected data for a Common share outstanding throughout each period:

                                                              Investment Operations
                                         ----------------------------------------------------------------
                                                                    Distributions
                                                                         from Net   Distributions
                             Beginning                                 Investment    from Capital
                                Common                        Net       Income to        Gains to
                                 Share          Net     Realized/       Preferred       Preferred
                             Net Asset   Investment    Unrealized          Share-          Share-
                                 Value    Income(a)   Gain (Loss)        holders+        holders+   Total
---------------------------------------------------------------------------------------------------------
SENIOR INCOME (NSL)
---------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                             $8.33         $.79         $(.33)          $(.08)           $ --    0.38
2006                              8.48          .69          (.15)           (.07)             --     .47
2005                              8.44          .66            --            (.04)             --     .62
2004                              7.84          .64           .50            (.02)             --    1.12
2003                              7.38          .60           .41            (.02)             --     .99
FLOATING RATE INCOME (JFR)
---------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                             13.90         1.56          (.78)           (.43)             --     .35
2006                             14.11         1.31          (.18)           (.35)             --     .78
2005                             14.07         1.00           .10            (.20)             --     .90
2004(b)                          14.33          .14           .04            (.02)             --     .16
FLOATING RATE INCOME OPPORTUNITY (JRO)
---------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                             13.95         1.62          (.78)           (.43)             --     .41
2006                             14.08         1.38          (.13)           (.35)             --     .90
2005                             14.30          .80           .19            (.19)             --     .80
2004(c)                          14.33           --            --              --              --      --
---------------------------------------------------------------------------------------------------------

                                  Less Distributions
                            ------------------------------

                                   Net                           Offering
                            Investment    Capital               Costs and      Ending
                             Income to   Gains to               Preferred      Common
                                Common     Common                   Share       Share      Ending
                                Share-     Share-            Underwriting   Net Asset      Market
                               holders    holders    Total      Discounts       Value       Value
---------------------------------------------------------------------------------------------------------
SENIOR INCOME (NSL)
---------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                             $(.71)     $ --    $ (.71)          $ --       $8.00   $    8.08
2006                              (.62)       --      (.62)            --        8.33        8.15
2005                              (.58)       --      (.58)            --        8.48        8.97
2004                              (.52)       --      (.52)            --        8.44        9.91
2003                              (.53)       --      (.53)            --        7.84        8.43
FLOATING RATE INCOME (JFR)
---------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                             (1.17)       --     (1.17)            --       13.08       12.88
2006                              (.99)       --      (.99)            --       13.90       13.15
2005                              (.86)       --      (.86)            --       14.11       13.69
2004(b)                           (.21)       --      (.21)          (.21)      14.07       14.85
FLOATING RATE INCOME OPPOR
---------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                             (1.22)       --     (1.22)            --       13.14       13.05
2006                             (1.03)       --     (1.03)            --       13.95       13.30
2005                              (.84)       --      (.84)          (.18)      14.08       13.41
2004(c)                             --        --        --           (.03)      14.30       15.01
---------------------------------------------------------------------------------------------------------

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
*** After custodian fee credit, expense reimbursement from the Adviser and legal fee refund, where applicable.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to Preferred shareholders.
     - Income ratios reflect income earned on assets attributable to Preferred shares and bank borrowings, where applicable.
     - With respect to Senior Income (NSL), each ratio includes the effect of the interest expense paid on bank borrowings as follows:

                                      Ratio of Interest
                                     Expense to Average
                               Net Assets Applicable to
                                          Common Shares
        -----------------------------------------------
        2007                                       2.22%
        2006                                       1.85
        2005                                       1.00
        2004                                        .48
        2003                                        .74

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period March 25, 2004 (commencement of operations) through July 31, 2004.
(c) For the period July 27, 2004 (commencement of operations) through July 31, 2004.
(d)   Unaudited.
                                 See accompanying notes to financial statements.

                                                         Ratios/Supplemental Data
                         -----------------------------------------------------------------------------------------
                                            Ratios to Average Net           Ratios to Average Net
                                            Assets Applicable to            Assets Applicable to
                                            Common Shares Before             Common Shares After
       Total Returns                     Credit/Reimbursement/Refund   Credit/Reimbursement/Refund***
     -----------------                   ---------------------------   -------------------------------
                 Based
                    on
                Common      Ending Net
       Based     Share          Assets
          on       Net   Applicable to                           Net                               Net   Portfolio
      Market     Asset          Common                    Investment                        Investment    Turnover
     Value**   Value**    Shares (000)     Expenses++       Income++       Expenses++         Income++        Rate
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
        7.79%    4.39%       $238,779           3.88%          8.99%           3.59%            9.27%          80%
       (1.87)    5.78         248,271           3.52           7.74            3.08             8.18           55
       (3.40)    7.53         252,598           2.70           7.21            2.10             7.80          100
       24.50    14.61         251,278           2.23           7.10            1.50             7.83           91
       25.93    14.25         233,220           2.66           7.57            1.90             8.33           80
------------------------------------------------------------------------------------------------------------------
        6.69     2.33         619,843           1.59          10.63            1.08            11.14           81
        3.70     5.72         657,517           1.61           8.83            1.10             9.34           50
       (1.99)    6.56         667,194           1.60           6.56            1.09             7.07           74
         .40     (.39)        663,609           1.37*          2.46*            .93*            2.90*          14
------------------------------------------------------------------------------------------------------------------
        7.13     2.73         373,366           1.61          11.06            1.13            11.54           81
        7.32     6.60         396,195           1.63           9.36            1.15             9.84           50
       (5.13)    4.47         399,792           1.53           5.25            1.08             5.70           58
         .07     (.21)        383,212           1.28*         (.01)*            .98*             .29*          --
------------------------------------------------------------------------------------------------------------------


        Preferred Stock at End of Period      Borrowings at End of Period
     --------------------------------------   ---------------------------

       Aggregate   Liquidation                    Aggregate         Asset
          Amount    and Market        Asset          Amount      Coverage
     Outstanding     Value Per     Coverage     Outstanding           Per
           (000)         Share    Per Share           (000)        $1,000
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
         $46,000      $25,000     $154,771        $103,000        $3,765
          46,000       25,000      159,930         103,000         3,857
          46,000       25,000      162,281         103,000         3,899
          46,000       25,000      161,564         103,000         3,886
          46,000(d)     25,000(d)   151,750(d)      103,000(d)      3,711(d)
------------------------------------------------------------------------------------------------------------------
         400,000       25,000       63,740              --            --
         400,000       25,000       66,095              --            --
         400,000       25,000       66,700              --            --
         400,000       25,000       66,476              --            --
------------------------------------------------------------------------------------------------------------------
         240,000       25,000       63,892              --            --
         240,000       25,000       66,270              --            --
         240,000       25,000       66,645              --            --
              --           --           --              --            --
------------------------------------------------------------------------------------------------------------------

Annual Investment

Management Agreement
          APPROVAL PROCESS

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (a "Fund") and Nuveen Asset Management ("NAM" or the "Adviser"), and the Sub-Advisory Agreements between NAM and Symphony Asset Management LLC ("Symphony" or the "Sub-Adviser"). NAM and the Sub-Adviser are each a "Fund Adviser." The foregoing Investment Management Agreements with NAM and the Sub-Advisory Agreements with the Sub-Adviser are hereafter referred to as "Original Investment Management Agreements" and "Original Sub-Advisory Agreements," respectively.

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the "1940 Act") provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund and new Sub-Advisory Agreements (the "New Sub-Advisory Agreements") between NAM and the Sub-Adviser on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement and New Sub-Advisory Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements and Interim Sub-Advisory Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements.

Because the information provided and considerations made at the prior reviews continue to be relevant with respect to the evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior reviews and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements and Original Sub-Advisory Agreements.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS AND ORIGINAL SUB-ADVISORY AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

- the nature, extent and quality of services provided by the Fund Adviser;

- the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

- each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

- the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

- the expenses of the Fund Adviser in providing the various services;

- the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

- the advisory fees the Fund Adviser assesses to other types of investment products or clients;

- the soft dollar practices of the Fund Adviser, if any; and

- from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. The Independent Board Members also met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and considering the renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements and Original Sub-Advisory Agreements, the Board Members considered the nature, extent and quality of the respective Fund Adviser's services. The Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Funds; the performance record of the Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of each respective Fund Adviser due to the Board Members' experience in governing the respective Funds and working with such Fund Advisers on matters relating to the Funds. At the May Meeting, the Board Members also recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment processes.

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Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

With respect to the Sub-Adviser, the Board Members also received and reviewed an evaluation of the Sub-Adviser from NAM at the annual review. Such evaluation outlined, among other things, the Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the Funds' investment objectives and performance (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable Original Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith. In its review of the Sub-Adviser, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the Sub-Adviser's investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and Fund performance.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

- product management;

- fund administration;

- oversight by shareholder services and other fund service providers;

- administration of Board relations;

- regulatory and portfolio compliance; and

- legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM's compliance team. The Board Members also considered NAM's ability and procedures to monitor the Sub-Adviser's performance, business practices and compliance policies and procedures. The Board Members further noted NAM's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

- maintaining shareholder communications;

- providing advertising for the Nuveen closed-end funds;

- maintaining its closed-end fund website;

- maintaining continual contact with financial advisers;

- providing educational symposia;

- conducting research with investors and financial analysis regarding closed-end funds; and

- evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

- maintaining an in-house trading desk;

- maintaining a product manager for the Preferred Shares;
- developing distribution for Preferred Shares with new market participants;

- maintaining an orderly auction process;

- managing leverage and risk management of leverage; and

- maintaining systems necessary to test compliance with rating agency criteria.

With respect to the Sub-Adviser, the Board Members noted that the sub-advisory agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement or Original Sub-Advisory Agreement, as applicable, were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND FUND ADVISERS

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group. These Performance Peer Groups include those for: the Nuveen Diversified Dividend and Income Fund; the Nuveen Tax-Advantaged Floating Rate Fund; the Nuveen Real Estate Income Fund; the Nuveen Equity Premium Advantage Fund; the Nuveen Equity Premium Income Fund; the Nuveen Equity Premium Opportunity Fund; the Nuveen Equity Premium and Growth Fund; the Nuveen Multi-Strategy Income and Growth Fund; and the Nuveen Multi-Strategy Income and Growth Fund 2.

The Board Members reviewed performance information including, among other things, total return information compared with the respective Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three-and five-year periods (as applicable) ending December 31, 2006. This information supplemented the performance information provided to the Board at each of its quarterly meetings. Based on their review at the May Meeting, the Board Members determined that the respective Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. Fees and Expenses

  During the annual review, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of a fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members

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Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

  also considered the differences in the use of leverage. The Board Members also noted the limited Peer Groups available for the Nuveen funds with multi-sleeves of investments (e.g., the Nuveen Multi-Strategy Income and Growth Fund, the Nuveen Multi-Strategy Income and Growth Fund 2, the Nuveen Diversified Dividend and Income Fund and the Nuveen Tax-Advantaged Total Return Strategy Fund). Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

  2. Comparisons with the Fees of Other Clients

  At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM's separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

  With respect to the Sub-Adviser, in considering the fees of the Sub-Adviser, the Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable. With respect to the Sub-Adviser, the Board Members also reviewed the generally higher fees for equity and taxable fixed income hedge funds and hedge accounts it manages, which include a performance fee.

  3. Profitability of Fund Advisers

  In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members considered Nuveen's profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

  In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements and New Sub-Advisory Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Board also considered that such Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

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Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management and Original Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements and the Original Sub-Advisory Agreements be renewed.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS AND NEW SUB-ADVISORY AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements and New Sub-Advisory Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements and New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

- the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

- the strategic plan for Nuveen following the Transaction;

- the governance structure for Nuveen following the Transaction;

- any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

- any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

- any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

- any benefits or undue burdens imposed on the Funds as a result of the Transaction;

- any legal issues for the Funds as a result of the Transaction;

- the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

- any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

- the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

- from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of the respective Original Investment Management Agreements and Original Sub-Advisory Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and the Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the respective Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the

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Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

same as the corresponding original agreements. The Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of each Fund's investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

B. PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined such Funds' performance was satisfactory or better. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreements and New Sub-Advisory Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components -- a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Adviser, the fees paid under the New Sub-Advisory Agreements are the same as the Original Sub-Advisory Agreements. The Transaction is not anticipated to affect the profitability of the Sub-Adviser. At the annual review, the Board Members were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided. Taking into account the Board's prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers' levels of profitability were reasonable in light of the services provided.

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Funds, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

- Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Funds (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

- The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable Funds).

- The reputation, financial strength and resources of MDP.

- The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

- The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

- The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements and New Sub-Advisory Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements and New Sub-Advisory Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

                            BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST                                  NUMBER OF PORTFOLIOS
AND ADDRESS                 THE FUNDS               ELECTED OR   PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
                                                    APPOINTED    INCLUDING OTHER DIRECTORSHIPS  OVERSEEN BY
                                                    AND TERM(2)  DURING PAST 5 YEARS            BOARD MEMBER
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

- TIMOTHY R. SCHWERTFEGER(1)
  3/28/49                   Chairman of the Board   1994         Director (since 1994) and
  333 W. Wacker Drive       and Board Member        ANNUAL       Chairman (since 1996) and
  Chicago, IL 60606                                              Non-Executive Chairman (since
                                                                 July 1, 2007) formerly, Chief
                                                                 Executive Officer (1996-June
                                                                 30, 2007) of Nuveen
                                                                 Investments, Inc., and Nuveen          176
                                                                 Asset Management and certain
                                                                 other subsidiaries of Nuveen
                                                                 Investments, Inc.; formerly,
                                                                 Director (1992-2006) of
                                                                 Institutional Capital
                                                                 Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

- ROBERT P. BREMNER
  8/22/40                   Lead Independent Board  1997         Private Investor and                   176
  333 W. Wacker Drive       member                  CLASS III    Management Consultant.
  Chicago, IL 60606

- JACK B. EVANS
  10/22/48                                          1999         President, The Hall-Perrine
  333 W. Wacker Drive       Board member            CLASS III    Foundation, a private
  Chicago, IL 60606                                              philanthropic corporation
                                                                 (since 1996); Director and
                                                                 Vice Chairman, United Fire
                                                                 Group, a publicly held
                                                                 company; Member of the Board
                                                                 of Regents for the State of
                                                                 Iowa University System;
                                                                 Director, Gazette Companies;
                                                                 Life Trustee of Coe College
                                                                 and Iowa College Foundation;           176
                                                                 Member of the Advisory
                                                                 Council of the Department of
                                                                 Finance in the Tippie College
                                                                 of Business, University of
                                                                 Iowa; formerly, Director,
                                                                 Alliant Energy; formerly,
                                                                 Director, Federal Reserve
                                                                 Bank of Chicago; formerly,
                                                                 President and Chief Operating
                                                                 Officer, SCI Financial Group,
                                                                 Inc., a regional financial
                                                                 services firm.

- WILLIAM C. HUNTER
  3/6/48                                            2004         Dean, Tippie College of
  333 W. Wacker Drive       Board member            CLASS II     Business, University of Iowa
  Chicago, IL 60606                                              (since July 2006); formerly,
                                                                 Dean and Distinguished
                                                                 Professor of Finance, School
                                                                 of Business at the University
                                                                 of Connecticut (2003-2006);
                                                                 previously, Senior Vice
                                                                 President and Director of              176
                                                                 Research at the Federal
                                                                 Reserve Bank of Chicago
                                                                 (1995-2003); Director (since
                                                                 1997), Credit Research Center
                                                                 at Georgetown University;
                                                                 Director (since 2004) of
                                                                 Xerox Corporation; Director,
                                                                 SS&C Technologies, Inc. (May
                                                                 2005-October 2005).

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST                                  NUMBER OF PORTFOLIOS
AND ADDRESS                 THE FUNDS               ELECTED OR   PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
                                                    APPOINTED    INCLUDING OTHER DIRECTORSHIPS  OVERSEEN BY
                                                    AND TERM(2)  DURING PAST 5 YEARS            BOARD MEMBER
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
- DAVID J. KUNDERT
  10/28/42                                          2005         Director, Northwestern Mutual
  333 W. Wacker Drive       Board member            CLASS II     Wealth Management Company;
  Chicago, IL 60606                                              Retired (since 2004) as
                                                                 Chairman, JPMorgan Fleming
                                                                 Asset Management, President
                                                                 and CEO, Banc One Investment
                                                                 Advisors Corporation, and
                                                                 President, One Group Mutual
                                                                 Funds; prior thereto,
                                                                 Executive Vice President,
                                                                 Banc One Corporation and               174
                                                                 Chairman and CEO, Banc One
                                                                 Investment Management Group;
                                                                 Board of Regents, Luther
                                                                 College; member of the
                                                                 Wisconsin Bar Association;
                                                                 member of Board of Directors,
                                                                 Friends of Boerner Botanical
                                                                 Gardens; member of Board of
                                                                 Directors, Milwaukee
                                                                 Repertory Theater.

- WILLIAM J. SCHNEIDER
  9/24/44                                           1997         Chairman of Miller-Valentine
  333 W. Wacker Drive       Board member            ANNUAL       Partners Ltd., a real estate
  Chicago, IL 60606                                              investment company; formerly,
                                                                 Senior Partner and Chief
                                                                 Operating Officer (retired,
                                                                 2004) of Miller-Valentine
                                                                 Group; formerly, Vice
                                                                 President, Miller-Valentine
                                                                 Realty; Board Member, Chair
                                                                 of the Finance Committee and
                                                                 member of the Audit Committee
                                                                 of Premier Health Partners,
                                                                 the not-for-profit company of
                                                                 Miami Valley Hospital; Vice            176
                                                                 President, Dayton
                                                                 Philharmonic Orchestra
                                                                 Association; Board Member,
                                                                 Regional Leaders Forum, which
                                                                 promotes cooperation on
                                                                 economic development issues;
                                                                 Director, Dayton Development
                                                                 Coalition; formerly, Member,
                                                                 Community Advisory Board,
                                                                 National City Bank, Dayton,
                                                                 Ohio and Business Advisory
                                                                 Council, Cleveland Federal
                                                                 Reserve Bank.

- JUDITH M. STOCKDALE
  12/29/47                                          1997         Executive Director, Gaylord
  333 W. Wacker Drive       Board member            CLASS I      and Dorothy Donnelley
  Chicago, IL 60606                                              Foundation (since 1994);
                                                                 prior thereto, Executive               176
                                                                 Director, Great Lakes
                                                                 Protection Fund (from 1990 to
                                                                 1994).

- CAROLE E. STONE
  6/28/47                                           2007         Director, Chicago Board
  333 W. Wacker Drive       Board member            CLASS I      Options Exchange (since
  Chicago, IL 60606                                              2006); Chair New York Racing
                                                                 Association Oversight Board
                                                                 (since 2005); Commissioner,
                                                                 New York State Commission on
                                                                 Public Authority Reform
                                                                 (since 2005); formerly                 176
                                                                 Director, New York State
                                                                 Division of the Budget
                                                                 (2000-2004), Chair, Public
                                                                 Authorities Control Board
                                                                 (2000-2004) and Director,
                                                                 Local Government Assistance
                                                                 Corporation (2000-2004).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 PRINCIPAL OCCUPATION(S)    NUMBER OF PORTFOLIOS
AND ADDRESS                 THE FUNDS               YEAR FIRST    DURING PAST 5 YEARS        IN FUND COMPLEX
                                                    ELECTED OR                               OVERSEEN BY
                                                    APPOINTED(4)                             OFFICER
OFFICERS OF THE FUND:
- GIFFORD R. ZIMMERMAN
  9/9/56                    Chief                                 Managing Director (since
  333 W. Wacker Drive       Administrative          1988          2002), Assistant
  Chicago, IL 60606         Officer                               Secretary and Associate
                                                                  General Counsel,
                                                                  formerly, Vice President
                                                                  and Assistant General
                                                                  Counsel, of Nuveen
                                                                  Investments, LLC;
                                                                  Managing Director (since
                                                                  2002) and Assistant
                                                                  Secretary and Associate
                                                                  General Counsel,
                                                                  formerly, Vice President
                                                                  (since 1997), of Nuveen
                                                                  Asset Management;
                                                                  Managing Director (since
                                                                  2004) and Assistant
                                                                  Secretary (since 1994) of
                                                                  Nuveen Investments, Inc.;
                                                                  Assistant Secretary of
                                                                  NWQ Investment Management
                                                                  Company, LLC. (since
                                                                  2002); Vice President and
                                                                  Assistant Secretary of             176
                                                                  Nuveen Investments
                                                                  Advisers Inc. (since
                                                                  2002); Managing Director,
                                                                  Associate General Counsel
                                                                  and Assistant Secretary
                                                                  of Rittenhouse Asset
                                                                  Management, Inc.,
                                                                  Symphony Asset Management
                                                                  LLC (since 2003),
                                                                  Tradewinds Global
                                                                  Investors, LLC and Santa
                                                                  Barbara Asset Management,
                                                                  LLC; (since 2006);
                                                                  formerly, Managing
                                                                  Director (2002-2004),
                                                                  General Counsel
                                                                  (1998-2004) and Assistant
                                                                  Secretary, formerly, Vice
                                                                  President of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory
                                                                  Corp.(3); Chartered
                                                                  Financial Analyst.

- WILLIAMS ADAMS IV
  6/9/55                                                          Executive Vice President,
  333 W. Wacker Drive       Vice President          2007          U.S. Structured Products
  Chicago, IL 60606                                               of Nuveen Investments,
                                                                  LLC, (since 1999), prior           119
                                                                  thereto, Managing
                                                                  Director of Structured
                                                                  Investments.

- JULIA L. ANTONATOS
  9/22/63                                                         Managing Director (since
  333 W. Wacker Drive       Vice President          2004          2005), formerly Vice
  Chicago, IL 60606                                               President (since 2002) of          176
                                                                  Nuveen Investments, LLC;
                                                                  Chartered Financial
                                                                  Analyst.

- CEDRIC H. ANTOSIEWICZ
  1/11/62                                                         Managing Director, (since
  333 W. Wacker Drive       Vice President          2007          2004) previously, Vice             119
  Chicago, IL 60606                                               President (1993-2004) of
                                                                  Nuveen Investments, LLC.

- MICHAEL T. ATKINSON
  2/3/66                    Vice President and                    Vice President (since
  333 W. Wacker Drive       Assistant Secretary     2000          2002) of Nuveen                    176
  Chicago, IL 60606                                               Investments, LLC.

- PETER H. D'ARRIGO
  11/28/67                                                        Vice President and
  333 W. Wacker Drive       Vice President          1999          Treasurer of Nuveen
  Chicago, IL 60606                                               Investments, LLC and of
                                                                  Nuveen Investments, Inc.
                                                                  (since 1999); Vice
                                                                  President and Treasurer
                                                                  of Nuveen Asset
                                                                  Management (since 2002)
                                                                  and of Nuveen Investments
                                                                  Advisers Inc. (since
                                                                  2002); Assistant
                                                                  Treasurer of NWQ
                                                                  Investment Management
                                                                  Company, LLC. (since
                                                                  2002); Vice President and
                                                                  Treasurer of Nuveen
                                                                  Rittenhouse Asset                  176
                                                                  Management, Inc. (since
                                                                  2003); Treasurer of
                                                                  Symphony Asset Management
                                                                  LLC (since 2003) and
                                                                  Santa Barbara Asset
                                                                  Management, LLC (since
                                                                  2006); Assistant
                                                                  Treasurer, Tradewinds
                                                                  Global Investors, LLC
                                                                  (since 2006); formerly,
                                                                  Vice President and
                                                                  Treasurer (1999-2004) of
                                                                  Nuveen Advisory Corp. and
                                                                  Nuveen Institutional
                                                                  Advisory Corp.(3);
                                                                  Chartered Financial
                                                                  Analyst.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 PRINCIPAL OCCUPATION(S)    NUMBER OF PORTFOLIOS
AND ADDRESS                 THE FUNDS               YEAR FIRST    DURING PAST 5 YEARS        IN FUND COMPLEX
                                                    ELECTED OR                               OVERSEEN BY
                                                    APPOINTED(4)                             OFFICER
OFFICERS OF THE FUND (CONTINUED):
- LORNA C. FERGUSON
  10/24/45                                                        Managing Director (since
  333 W. Wacker Drive       Vice President          1998          2004), formerly, Vice
  Chicago, IL 60606                                               President of Nuveen
                                                                  Investments, LLC,
                                                                  Managing Director (2004)
                                                                  formerly, Vice President           176
                                                                  (1998-2004) of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory
                                                                  Corp.(3); Managing
                                                                  Director (since 2005) of
                                                                  Nuveen Asset Management.

- WILLIAM M. FITZGERALD
  3/2/64                                                          Managing Director (since
  333 W. Wacker Drive       Vice President          1995          2002), formerly, Vice
  Chicago, IL 60606                                               President of Nuveen
                                                                  Investments, LLC;
                                                                  Managing Director (1997-
                                                                  2004) of Nuveen Advisory
                                                                  Corp. and Nuveen
                                                                  Institutional Advisory             176
                                                                  Corp.(3); Managing
                                                                  Director (since 2001) of
                                                                  Nuveen Asset Management;
                                                                  Vice President (since
                                                                  2002) of Nuveen
                                                                  Investments Advisers
                                                                  Inc.; Chartered Financial
                                                                  Analyst.

- STEPHEN D. FOY
  5/31/54                   Vice President and                    Vice President (since
  333 W. Wacker Drive       Controller              1998          1993) and Funds
  Chicago, IL 60606                                               Controller (since 1998)
                                                                  of Nuveen Investments,
                                                                  LLC; formerly, Vice                176
                                                                  President and Funds
                                                                  Controller (1998-2004) of
                                                                  Nuveen Investments, Inc.;
                                                                  Certified Public
                                                                  Accountant.

- WALTER M. KELLY
  2/24/70                   Chief Compliance                      Assistant Vice President
  333 W. Wacker Drive       Officer and             2003          and Assistant Secretary
  Chicago, IL 60606         Vice President                        of the Nuveen Funds
                                                                  (2003-2006); Vice
                                                                  President (since 2006)
                                                                  formerly, Assistant Vice
                                                                  President and Assistant            176
                                                                  General Counsel
                                                                  (2003-2006) of Nuveen
                                                                  Investments, LLC;
                                                                  previously, Associate
                                                                  (2001-2003) at the law
                                                                  firm of Vedder, Price,
                                                                  Kaufman & Kammholz.

- DAVID J. LAMB
  3/22/63                                                         Vice President (since
  333 W. Wacker Drive       Vice President          2000          2000) of Nuveen
  Chicago, IL 60606                                               Investments, LLC;                  176
                                                                  Certified Public
                                                                  Accountant.

- TINA M. LAZAR
  8/27/61                                                         Vice President of Nuveen
  333 W. Wacker Drive       Vice President          2002          Investments, LLC (since            176
  Chicago, IL 60606                                               1999).

- LARRY W. MARTIN
  7/27/51                   Vice President and                    Vice President, Assistant
  333 W. Wacker Drive       Assistant Secretary     1988          Secretary and Assistant
  Chicago, IL 60606                                               General Counsel of Nuveen
                                                                  Investments, LLC;
                                                                  formerly, Vice President
                                                                  and Assistant Secretary
                                                                  of Nuveen Advisory Corp.
                                                                  and Nuveen Institutional
                                                                  Advisory Corp.(3); Vice
                                                                  President (since 2005)
                                                                  and Assistant Secretary
                                                                  of Nuveen Investments,
                                                                  Inc.; Vice President
                                                                  (since 2005) and
                                                                  Assistant Secretary
                                                                  (since 1997) of Nuveen
                                                                  Asset Management; Vice
                                                                  President (since 2000),
                                                                  Assistant Secretary and            176
                                                                  Assistant General Counsel
                                                                  (since 1998) of
                                                                  Rittenhouse Asset
                                                                  Management, Inc.; Vice
                                                                  President and Assistant
                                                                  Secretary of Nuveen
                                                                  Investments Advisers Inc.
                                                                  (since 2002); Assistant
                                                                  Secretary of NWQ
                                                                  Investment Management
                                                                  Company, LLC (since
                                                                  2002), Symphony Asset
                                                                  Management LLC (since
                                                                  2003) and Tradewinds
                                                                  Global Investors, LLC and
                                                                  Santa Barbara Asset
                                                                  Management, LLC (since
                                                                  2006).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 PRINCIPAL OCCUPATION(S)    NUMBER OF PORTFOLIOS
AND ADDRESS                 THE FUNDS               YEAR FIRST    DURING PAST 5 YEARS        IN FUND COMPLEX
                                                    ELECTED OR                               OVERSEEN BY
                                                    APPOINTED(4)                             OFFICER
OFFICERS OF THE FUND (CONTINUED):
- KEVIN J. MCCARTHY
  3/26/66                   Vice President and                    Vice President and
  333 W. Wacker Drive       Secretary               2007          Assistant General
  Chicago, IL 60606                                               Counsel, Nuveen
                                                                  Investments, Inc, (since
                                                                  2007); Vice President,
                                                                  Nuveen Investments, LLC
                                                                  (since 2007); Vice
                                                                  President and Assistant            176
                                                                  Secretary, Nuveen Asset
                                                                  Management and
                                                                  Rittenhouse Asset
                                                                  Management, Inc. (since
                                                                  2007); prior thereto,
                                                                  Partner, Bell, Boyd &
                                                                  Lloyd LLP (1997-2007)

- JOHN V. MILLER
  4/10/67                                                         Managing Director (since
  333 W. Wacker Drive       Vice President          2007          2007), formerly, Vice
  Chicago, IL 60606                                               President (2002-2007) of
                                                                  Nuveen Asset Management            176
                                                                  and Nuveen Investments,
                                                                  LLC; Chartered Financial
                                                                  Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Information

The following federal income tax information is provided with respect to the Funds' distributions paid during the taxable year ended July 31, 2007: Senior Income, Floating Rate Income and Floating Rate Income Opportunity hereby designate 96.16%, 98.96% and 97.95% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2007.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common and preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $172 billion in assets, as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     EAN-C-0707D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

                                    Share prices
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
ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Nuveen Floating Rate Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                 AUDIT FEES BILLED       AUDIT-RELATED FEES         TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                   TO FUND (1)          BILLED TO FUND (2)     BILLED TO FUND (3)     BILLED TO FUND (4)
===========================================================================================================================
July 31, 2007                     $       63,484           $           0         $            0         $         1,650
---------------------------------------------------------------------------------------------------------------------------

Percentage approved                            0%                      0%                     0%                      0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
July 31, 2006                     $       62,471           $           0         $          800         $         1,550
---------------------------------------------------------------------------------------------------------------------------

Percentage approved                            0%                      0%                     0%                      0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED               AUDIT-RELATED FEES           TAX FEES BILLED TO          ALL OTHER FEES
                               BILLED TO ADVISER AND            ADVISER AND            BILLED TO ADVISER
                                  AFFILIATED FUND             AFFILIATED FUND         AND AFFILIATED FUND
                                 SERVICE PROVIDERS         SERVICE PROVIDERS (1)       SERVICE PROVIDERS
============================================================================================================
July 31, 2007                   $               0            $               0          $             0
------------------------------------------------------------------------------------------------------------

Percentage approved                             0%                           0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------

July 31, 2006                   $               0            $           5,400          $             0
------------------------------------------------------------------------------------------------------------

Percentage approved                             0%                           0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $161,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Ernst & Young LLP will no longer prepare the fund tax returns.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                          TOTAL NON-AUDIT FEES
                                                          BILLED TO ADVISER AND
                                                         AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                          PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                         RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                            TOTAL NON-AUDIT FEES         OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                               BILLED TO FUND             REPORTING OF THE FUND)             ENGAGEMENTS)               TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
July 31, 2007                $            1,650            $                  0           $                  0       $      1,650
July 31, 2006                $            2,350            $              5,400           $                  0       $      7,750

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert (except for Nuveen Real Estate Income Fund & Nuveen Diversified Dividend and Income Fund) and William J. Schneider. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, has resigned from the Board of Directors. His resignation became effective at 1 p.m. on July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Symphony Asset Management, LLC ("Symphony"), an affiliate of the Adviser, as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser will periodically monitor the Sub-Adviser's voting to ensure that the Sub-Adviser is carrying out its duties. The Sub-Adviser's proxy voting policies and procedures are summarized in the following paragraphs.

Symphony uses the proxy voting services of Institutional Shareholder Services ("ISS"). The ISS Proxy Voting Services provide Symphony and its clients with an independent source of proxy voting research and services. The use of ISS is designed to offer client-centered proxy voting which minimizes conflicts of interests between Symphony's interests and those of its clients.

In order to monitor how ISS votes client proxies, Symphony has established a Proxy Voting Review Committee (the "Committee"). The Committee is composed of Symphony's Chief Operating Officer and its Chief Investment Officer. Each year, the Committee reviews ISS proxy voting policies and practices to determine whether such policies and practices are consistent with Symphony's fiduciary duty to the clients for whom Symphony is responsible for voting proxies. During the year, the Committee reviews how ISS votes on specific issues. From time to time, the Committee discusses the proxy voting process with representatives of ISS in order to ensure that Symphony's client interests are being protected. When Symphony disagrees with ISS' policies with respect to certain issues, Symphony will direct the voting of its clients' proxies according to what Symphony believes is the best interests of its clients.

Clients who have questions about how particular proxies are voted for their account may request such information from Symphony by calling (800) 847-6369.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Symphony Asset Management (also referred to as "Sub-Adviser") as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

SYMPHONY ASSET MANAGEMENT

A. PORTFOLIO MANAGER BIOGRAPHIES

Gunther Stein, Director of Fixed Income Strategies, Portfolio Manager

Gunther Stein is the lead portfolio manager for high yield strategies at Symphony Asset Management and is the lead portfolio manager of Nuveen's senior loan asset management team. Prior to joining Symphony in 1999, Stein was a high yield portfolio manager at Wells Fargo Bank, where he was responsible for investing in public high yield bonds and bank loans and also managed a team of credit analysts. Stein joined Wells Fargo in 1993 as an Associate in its Loan Syndications/Leveraged Finance Group. Previously, Stein worked for four years as a euro-currency deposit trader with First Interstate Bank. He has also worked for Standard Chartered Bank, Mexico City and Citibank Investment Bank, London. He completed Wells Fargo's Credit Management Training program and holds an M.B.A. from the University of Texas, Austin. He graduated from the University of California at Berkeley with a B.A. in Economics.

Lenny Mason, Portfolio Manager

Lenny Mason is a high yield portfolio manager for Symphony Asset Management and is also a portfolio manager on the Nuveen's senior loan asset management team. Prior to joining Symphony in 2001, Mason was a Managing Director in FleetBoston's Technology & Communications Group, where he headed its five member Structuring and Advisory Team. He joined FleetBoston in 1995 as an Assistant Vice President in its Media & Communications Group. Previously, Mason worked for Wells Fargo Bank's Corporate Banking Group dealing primarily with leveraged transactions and for Coopers & Lybrand as an auditor. He holds an M.B.A. in Finance from the University of Chicago, a B.S. in Accounting from Babson College and is also a C.P.A.

B. OTHER ACCOUNTS

                OTHER ACCOUNTS MANAGED BY SYMPHONY AS OF 7/31/07

                                 GUNTHER STEIN          LENNY MASON
(a) RICs
Number of accts                          6                      6
Assets ($000s)                    $  2,999.9             $  2,999.9

(b) Other pooled accts
Non-performance fee accts
   Number of accts                       5                      5
   Assets ($000s)                 $  1,777.0             $  1,777.0
Performance fee accts
   Number of accts                       8                      6
   Assets ($000s)                 $  1,577.7             $  1,003.8

(c) Other
Non-performance fee accts
   Number of accts                       5                      5
   Assets ($000s)                 $      2.2             $      1.7
Performance fee accts
   Number of accts                       2                   --
   Assets ($000s)                 $    334.1                 --


Dollar amounts are in millions

C. POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

D. FUND MANAGER COMPENSATION

Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm's operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.


E. OWNERSHIP OF NSL SECURITIES AS JULY 31, 2007.

                             DOLLAR RANGE OF EQUITY SECURITIES
NAME OF PORTFOLIO MANAGER    BENEFICIALLY OWNED IN FUND
Lenny Mason                  $0
Gunther Stein                $10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Floating Rate Income Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                          ------------------------------------------
                           Kevin J. McCarthy
                           Vice President and Secretary

Date: October 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: October 5, 2007

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: October 5, 2007

* Print the name and title of each signing officer under his or her signature.